As filed with the Securities and Exchange Commission on October 6, 2000
                                   Registration Nos. 33-66712, 811-7932
=======================================================================
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-1A

                          REGISTRATION STATEMENT
                   UNDER THE SECURITIES ACT OF 1933 [X]
                     Post-Effective Amendment No. 24
                                   and
                          REGISTRATION STATEMENT
              UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                             Amendment No. 26


                           LINDNER INVESTMENTS
          (Exact Name of Registrant as Specified in Charter)

                        7711 Carondelet, Suite 700
                        St. Louis, Missouri 63105
                 (Address of Principal Executive Office)

                              (314) 727-5305
           (Registrant's Telephone Number, Including Area Code)

                      John R. Elder, Vice President
                      Lindner Asset Management, Inc.
                        7711 Carondelet, Suite 700
                        St. Louis, Missouri 63105
                 (Name and Address of Agent for Service)

                                 Copy to:
                            Paul R. Rentenbach
                           Dykema Gossett PLLC
                          400 Renaissance Center
                         Detroit, Michigan 48243
                            FAX: 313-568-6915

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date
                                               of this Registration
                                               Statement.

-----------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box):
     [ ]  60 days after filing pursuant to Rule 485(a)(1), or
     [ ]  On         , 200 , pursuant to Rule 485(a)(1), or
             --------     -
     [ ]  75 days after filing pursuant to Rule 485(a)(2), or
     [ ]  On         , 200 , pursuant to Rule 485(a)(2).
             --------     -
     [X]  Immediately upon filing pursuant to Rule 485(b), or
     [ ]  On         , 200 , pursuant to Rule 485(b)
             --------     -
If appropriate, check this box:
     [ ]  This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.
=======================================================================

[Lindner Logo]




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' shares nor has the Securities and Exchange Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


LINDNER INVESTMENTS

Investor and Institutional Shares of


LINDNER ASSET ALLOCATION FUND

LINDNER LARGE-CAP FUND

LINDNER SMALL-CAP FUND


LINDNER UTILITY FUND


LINDNER MARKET NEUTRAL FUND


and

Investor Shares of

LINDNER OPPORTUNITIES FUND

LINDNER GOVERNMENT MONEY
  MARKET FUND


PROSPECTUS
DATED
OCTOBER 6, 2000

CONTENTS

INVESTMENT OBJECTIVES AND PRINCIPAL RISKS                         3

RISK FACTORS                                                      5

PERFORMANCE SUMMARY                                               8

FUND EXPENSES                                                    10

FINANCIAL HIGHLIGHTS                                             12

THE FUNDS IN DETAIL                                              19

ASSET ALLOCATION FUND                                            20

LARGE-CAP FUND                                                   21

SMALL-CAP FUND                                                   22

UTILITY FUND                                                     23

MARKET NEUTRAL FUND                                              24

OPPORTUNITIES FUND                                               25

GOVERNMENT MONEY MARKET FUND                                     26

CERTAIN INVESTMENT PRACTICES                                     27

MANAGEMENT OF THE TRUST                                          29

PRICING OF SHARES FOR PURCHASE OR REDEMPTION                     32

PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES                     32

REDEMPTION OF SHARES                                             38

EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER                41

SYSTEMATIC WITHDRAWAL PLAN                                       42

INDIVIDUAL RETIREMENT ACCOUNTS                                   43

DIVIDENDS, DISTRIBUTIONS AND TAXES                               44

DISTRIBUTION AND SERVICE PLAN                                    46

LINDNER FUNDS                                                     2

INVESTMENT OBJECTIVES AND PRINCIPAL RISKS

LINDNER ASSET ALLOCATION FUND

The Asset Allocation Fund seeks to produce current income; capital appreciation is a secondary investment objective. The Fund invests in common stocks, convertible and non-convertible preferred stocks, corporate bonds and debt securities issued or guaranteed by the U.S. government that provide a yield higher than that paid on either the Standard & Poor's 500 Stock Composite Index (the "S&P 500 Index"). The Asset Allocation Fund may invest in any type or class of security without regard to market capitalization size.


* Under normal circumstances, invests between 45% and 60% of total assets in common stocks and securities convertible into common stocks, between 25% and 50% of total assets in fixed income securities and up to 30% of total assets in cash equivalent securities.

* May invest a portion of its assets in securities issued by real estate investment trusts ("REITs"), securities sold in unregistered private placements to qualified institutional buyers ("Rule 144A Securities") and debt securities that are rated below investment grade or are unrated ("junk bonds").


* Principal risks include market risk, valuation risk, liquidity risk, management risk, credit risk and interest rate risk. See "Risk Factors."

LINDNER LARGE-CAP FUND

The Large-Cap Fund seeks long-term capital appreciation. The production of current income is a secondary investment objective.

* Under normal circumstances, invests at least 65% of total assets in common stocks and equity securities of U.S. companies that have market capitalizations in the range of the Russell 1000 Index
(between $1.6 billion and $520 billion at June 30, 2000).


* May invest using either value or growth strategies in companies that are diversified across industry sectors, but may emphasize certain sectors that are believed to offer superior potential for growth of capital at the time of investment.

* May borrow money for investment purposes.

* May invest a portion of its assets in securities issued by foreign companies, securities issued by REITs and Rule 144A Securities.


* Principal risks include market risk, valuation risk and management risk. See "Risk Factors."


LINDNER SMALL-CAP FUND

The Small-Cap Fund seeks capital appreciation. The production of current income is a secondary investment objective.


* Under normal circumstances, invests at least 65% of total assets in common stocks and equity securities of U.S. companies that have market capitalizations in the range of the Russell 2000 Index
(between $178 million and $1.5 billion at June 30, 2000).


* May invest using either value or growth strategies in companies that are diversified across industry sectors, but may emphasize certain sectors that are believed to offer superior potential for growth of capital at the time of investment.

* May invest a portion of its assets in securities issued by foreign companies, securities issued by REITs and Rule 144A Securities.

LINDNER FUNDS                                                      3

* Principal risks include market risk, valuation risk, liquidity risk, management risk and small cap stock risk. See "Risk Factors."

LINDNER UTILITY FUND

The Utility Fund seeks to produce current income. Capital appreciation is a secondary investment objective.

* Under normal circumstances, invests at least 65% of total assets in common stocks and preferred stocks (both convertible and non-convertible) and bonds of domestic and foreign public utilities, including gas, electric, telecommunications, cable television, water and energy utilities and related businesses.

* Principal risks include market risk, valuation risk, liquidity risk, management risk, interest rate risk, credit risk and sector concentration. See "Risk Factors."

LINDNER MARKET NEUTRAL FUND

The Market Neutral Fund seeks long term capital appreciation in both bull and bear markets. The Fund maintains minimal portfolio exposure to general equity market risk by always having both long and short positions in equity securities.


* Invests in long positions of common stocks and securities convertible into common stocks issued by U.S. companies without regard to quality or rating that the Adviser believes are undervalued.

* Invests in short positions in common stocks and securities convertible into common stocks issued by U.S. companies that the Adviser believes are overvalued.


* Principal risks include market risk, valuation risk, liquidity risk, short selling risk, management risk, leverage risk and active trading risk. See "Risk Factors."


LINDNER OPPORTUNITIES FUND

The Opportunities Fund seeks long-term capital growth. The production of current income is a secondary investment objective.

* Under normal circumstances, invests primarily in common stocks and securities convertible into common stocks that are issued by U.S.
companies.

* May invest in both "growth" and "value" stocks of companies with small, medium or large capitalizations, depending on the Adviser's judgment as to which styles or sectors are currently in favor.

* Uses fundamental and technical analyses of a company's financial condition, industry position and prospects, and of economic conditions generally to select investments.


* Principal risks include market risk, liquidity risk, management risk, active trading risk and small cap stock risk. See "Risk
Factors."


LINDNER GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund seeks to produce current income consistent with preservation of capital and liquidity.

* Invests exclusively in U.S. dollar denominated obligations issued or guaranteed by the United States Government, its agencies and instrumentalities and in repurchase agreements secured by such securities.


* Principal risks include interest rate risk. See "Risk Factors."

LINDNER FUNDS                                                      4

RISK FACTORS

All investments involve some level of risk. Simply stated, risk is the possibility that you will lose money or not make money. The principal risk factors for the Funds are described below. Other risks may also apply. Before you invest, you should be aware of the principal risks that apply to your Fund. As with any mutual fund, you could lose money over any period of time. Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Government Money Market Fund.

MARKET RISK (ALL FUNDS EXCEPT GOVERNMENT MONEY MARKET FUND)


The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations, often referred to as "volatility", may cause the price of a security to drop below previous levels. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and to the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. However, the risks of investing in bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

VALUATION RISK (ALL FUNDS EXCEPT GOVERNMENT MONEY MARKET FUND)


The value of certain thinly traded securities must be estimated by the Adviser. Valuation risk refers to the possibility that the Adviser may err in this estimate which could be either too high or low.



LIQUIDITY RISK (ASSET ALLOCATION FUND, SMALL-CAP FUND, UTILITY FUND, MARKET NEUTRAL FUND, OPPORTUNITIES FUND)

Certain securities may be difficult or impossible to sell when the Adviser wants, or at an acceptable price. A Fund may have to accept a lower price, sell other securities or forego an investment opportunity, and this could have a negative effect on performance. This risk applies to restricted securities, Rule 144A Securities, certain over-the-counter options, securities not traded in the U.S. markets and other securities that may trade in U.S. markets but are not registered under the federal securities laws. Each Fund may invest up to 15% of its net assets in illiquid securities except that the Government Money Market Fund may invest only up to 10% of its net assets in illiquid securities. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

MANAGEMENT RISK (ALL FUNDS EXCEPT GOVERNMENT MONEY MARKET FUND)

A strategy which the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may under-perform other securities and types of securities. There can be no assurance that a Fund will achieve its investment objective.

LINDNER FUNDS                                                      5

CREDIT RISK (ASSET ALLOCATION FUND, UTILITY FUND)


Each Fund, to the extent that it invests in fixed income securities, is subject to the risk that an issuer of those securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk,"--the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which a Fund may enter. Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds". To the extent a Fund purchases or holds convertible or other securities that are rated below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.


INTEREST RATE RISK (ASSET ALLOCATION FUND, UTILITY FUND, GOVERNMENT MONEY MARKET FUND)


Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in bond values, while a fall in interest rates typically causes a rise in bond values. Fixed income securities with longer maturities are more susceptible to changes in value due to interest rate changes than are those with shorter maturities.

SECTOR CONCENTRATION (UTILITY FUND)


A fund that concentrates its investments in a group of related industries (an industry sector) is subject to increased risk. The fund's performance will generally depend on the sector's performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the industry sector may have a greater effect on the fund.


SMALL CAP STOCK RISK (SMALL-CAP FUND, OPPORTUNITIES FUND)

Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for several reasons. These stocks are traded in lower volumes and the issuers of these stocks are more sensitive to changing conditions and may have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market. Small cap stocks also tend to be less liquid, particularly during periods of market disruption. There is normally less publicly available information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group.


SHORT SELLING RISK (MARKET NEUTRAL FUND)

When a Fund sells a security short, it is selling something it does not own. To complete the transaction, the Fund must borrow the security from a broker or other institution. The Fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the


LINDNER FUNDS                                                     6
short sale and the date on which the Fund replaces the security, the Fund may experience a loss. The Fund's loss on a short sale is potentially unlimited since there is no limit on the price a borrowed security could attain.

OPTIONS RISK (ASSET ALLOCATION FUND, LARGE-CAP FUND, OPPORTUNITIES
FUND)

Options involve market risk in excess of their value. The use of options may result in larger losses or smaller gains than otherwise would be the case. The price of options and the price movements of the securities that the option is intended to simulate may not correlate well. Liquidity of options markets can be adversely affected by market factors. Generally, there are more speculators in option's markets than general securities markets, which can result in price distortions.

ACTIVE TRADING RISK (MARKET NEUTRAL FUND, OPPORTUNITIES FUND)

The Fund may actively and frequently trade its portfolio securities. The higher the portfolio turnover rate is, the higher the transactional and brokerage costs will be, unless securities can be bought and sold without corresponding commission costs. Active trading may also increase a Fund's realized capital gains and losses, which may affect the taxes you pay as a Fund shareholder.


LINDNER FUNDS                                                     7

PERFORMANCE SUMMARY


The bar charts below illustrate the risks of investing in the Funds. The bar charts show you how much an investment in Investor Shares of a Fund has changed in value over each calendar year, assuming all dividends and capital gains are reinvested, during each of the last 10 calendar years (or from the year of inception if shorter than 10 years). These returns differ from the total returns shown for each Fund's fiscal year Financial Highlights. The Opportunities Fund is a new fund and just commenced operations on October 11, 1999. As with all mutual funds, past performance is not a prediction of the future.


----------------------------------------------------------------------
 CALENDAR YEAR TOTAL RETURNS<F1>
----------------------------------------------------------------------

                 Asset Allocation Fund Total chart

                     Large-Cap Fund Total chart

                     Small-Cap Fund Total chart

                      Utility Fund Total chart

                      Market Fund Total chart


[FN]
---------
<F1> The Funds have a fiscal year that ends on June 30. Total returns (not annualized), for each Fund for the six months ended June 30, 2000, are as follows--Asset Allocation Fund: -10.74%; Large-Cap Fund: -2.49%; Small-Cap
Fund: 4.54%; Utility Fund: 2.81%; Market Neutral Fund: 6.97%; and
Opportunities Fund: -2.54%.


<F2> Until July 1, 1999, this Fund was managed with a different investment objective and different principal investment strategies.

LINDNER FUNDS                                                      8

----------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------


The tables below compare each Fund's Investor Share and Institutional Share performance over varying periods ending on December 31, 1999, to the performance of a broadly based securities market index and other indices that are believed by the Adviser to have similar investment objectives. The performance figures show you what constant annual return would have produced the actual cumulative return of the Fund or index. Because the Opportunities Fund only commenced operations on October 11, 1999, no performance data is available for it. You may call the Adviser at (800) 995-7777 or access the Lindner Investments Internet website (http:// www.lindnerfunds.com) for current performance information. The information contained on our website does not constitute a part of this Prospectus. As with all mutual funds, past performance is not a prediction of the future.

                                                                                     Since          Inception
INVESTOR SHARES--Fund or Index    1 Year          5 Years         10 Years         Inception          Date
------------------------------    ------          -------         --------         ---------        ---------
Asset Allocation Fund              10.00%          10.29%          10.09%           15.73%          6/22/76
S&P 500 Index/Lehman Index         12.69%          21.82%          14.98%            9.82%

Large-Cap Fund                     11.32%           8.13%           8.06%           15.85%          5/24/73
Russell 1000 <F1>                  20.93%          27.63%          16.17%             n/a<F2>

Small-Cap Fund                     18.41%          17.61%            n/a            14.27%          1/24/94
Russell 2000 Index                 21.35%          16.53%            n/a            12.57%

Utility Fund                       60.46%          21.88%            n/a            18.11%          10/4/93
Dow Jones Utility Index            -5.81%          14.72%            n/a             7.07%

Market Neutral Fund <F3>           12.87%           0.14%            n/a             1.31%          2/11/94
90 Day T-Bill <F1>                  4.74%           5.20%            n/a             5.08%

INSTITUTIONAL SHARES--                                                             Since            Inception
Fund or Index                     1 Year          5 Years         10 Years       Inception            Date
----------------------            ------          -------         --------       ---------          ---------
Asset Allocation Fund               9.80%            n/a             n/a             6.71%           6/9/96
S&P 500 Index/Lehman Index         12.69%            n/a             n/a            20.63%

Large-Cap Fund                     11.21%            n/a             n/a             2.94%          6/12/96
Russell 1000                       20.93%            n/a             n/a            27.92%

Small-Cap Fund                     18.09%            n/a             n/a            14.82%          11/1/96
Russell 2000 Index                 21.35%            n/a             n/a            14.89%

Utility Fund                       59.23%            n/a             n/a            20.97%          8/30/96
Dow Jones Utility Index            -5.81%            n/a             n/a            11.96%

Market Neutral Fund <F3>           11.98%            n/a             n/a            -4.49%           6/9/96
90 Day T-Bill <F1>                  4.74%            n/a             n/a             5.04%

--------

<F1> Previously, the comparative index for this Fund was the S&P 500 Index. The
Adviser believes that the new comparative index more accurately reflects the current investment strategies for this Fund. The S&P 500 Index produced cumulative annual returns of 21.03%, 23.28% and 18.15% for the 1-year, 5-year and 10-year periods ended December 31, 1999, respectively.

<F2> Data on the Russell 1000 is not available since this Fund's inception.

<F3> Prior to July 1, 1999, the Market Neutral Fund was managed with a different investment objective and different principal investment strategies.

The yield on the Government Money Market Fund for the seven day period ended on December 31, 1999 was 5.00%. This yield is based on historical earnings, which will fluctuate and

LINDNER FUNDS                                                      9
should not be considered as representative of future performance.
You may call 1-800-995-7777 to learn the current 7-day yield on the Government Money Market Fund.


FUND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold Investor Shares or Institutional Shares of one of the Funds.


----------------------------------------------------------------------
 SHAREHOLDER FEES           (fees paid directly from your investment)
----------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases............  None
Maximum sales charge (load) imposed on reinvested
dividends...................................................  None
Deferred sales charge (load)................................  None
Redemption fee..............................................  None
Exchange fee................................................  None
Wire transfer fee per requested transaction (see "Redemption
  of Shares")...............................................   $10
Overnight delivery fee for checks (see "Redemption of
  Shares")..................................................   $15


----------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES      (expenses that are deducted from
                                                         Fund assets)
----------------------------------------------------------------------

                                                   Distribution          Other             Total
                                  Management         (12b-1)            Expenses         Operating
                                     Fees              Fees               <F1>           Expenses
                                  ----------       ------------         --------         ---------
                                           (as a percentage of average daily net assets)
ASSET ALLOCATION FUND
  Investor Shares                   0.54%             None               0.19%             0.73%
  Institutional Shares              0.54%             0.25%              0.19%             0.98%

LARGE-CAP FUND
  Investor Shares                   0.61%             None               0.21%             0.82%
  Institutional Shares              0.61%             0.25%              0.21%             1.07%

SMALL-CAP FUND
  Investor Shares                   0.70%             None               0.27%             0.97%
  Institutional Shares              0.70%             0.25%              0.27%             1.22%

UTILITY FUND
  Investor Shares                   0.70%             None               0.23%             0.93%
  Institutional Shares              0.70%             0.25%              0.23%             1.18%

MARKET NEUTRAL FUND
  Investor Shares                   1.00%             None               0.93%             1.93%
  Institutional Shares <F2>         1.00%             0.25%              0.93%             2.18%

OPPORTUNITIES FUND
  Investor Shares <F3>              0.90%             None               1.00%             1.90%

GOVERNMENT MONEY MARKET FUND
  Investor Shares <F4>              0.15%             None               0.36%             0.51%

-------
<F1> Other Expenses include an administration fee of 0.20% of average daily net assets of the Government Money Market Fund and an administration fee of 0.15% of average daily net assets of the Opportunities Fund, payable to Lindner Asset Management, Inc., as administrator.

<F2> For the fiscal year ended June 30, 2000, the Adviser waived all of its management fee for Institutional Shares of the Market Neutral Fund, and actual Total Operating Expenses for this class of shares was 1.18% of average net assets.


LINDNER FUNDS                                                        10


<F3> The Adviser has agreed to waive a portion of its management fee and its administrative fee for the fiscal years ending June 30, 2001 and 2002 in order to maintain the Total Operating Expenses for the Opportunities Fund at not more than 1.25% of average net assets during the fiscal year. After July 1, 2002, the Adviser can terminate this fee waiver, in its sole discretion. For the fiscal year ended June 30, 2000 the Adviser waived a portion of its management and administrative fees; actual Management Fees were 0.63% of average daily net assets; actual Other Expenses were 0.62% of average daily net assets and actual Total Operating Expenses were 1.25% of average daily net assets.

<F4> The Adviser has agreed to waive a portion of its administrative fee to the extent necessary to maintain the Government Money Market Fund's annual Total Operating Expenses at not more than 0.50% of average net assets. The Adviser can terminate this fee waiver at any time, in its sole discretion. For the fiscal year ended June 30, 2000, the Adviser waived a portion of its administrative fee; actual Other Expenses were 0.35% of average daily net assets and actual Total Operating Expenses were 0.50% of average daily net assets.


---------------------------------------------------------------------
 EXPENSE EXAMPLES
---------------------------------------------------------------------

These examples may help you to compare the costs of investing in one of the Lindner Funds with the costs of investing in other mutual funds. Because the table uses hypothetical (assumed) conditions, your actual costs may be higher or lower. These examples should not be considered as representing past or future performance or expenses of any Fund.

You would pay the following expenses on a $10,000 investment, assuming (1) Total Operating Expenses of each Fund are as set forth in the table above, (2) each Fund has a 5% annual return and (3) you redeem your shares at the end of each time period:


                                        1 Year       3 Years       5 Years       10 Years
                                        ------       -------       -------       --------
ASSET ALLOCATION FUND
  Investor Shares                        $ 75         $233         $  406         $  906
  Institutional Shares                   $100         $312         $  542         $1,201

LARGE-CAP FUND
  Investor Shares                        $ 84         $262         $  455         $1,014
  Institutional Shares                   $109         $340         $  590         $1,306

SMALL-CAP FUND
  Investor Shares                        $ 99         $309         $  536         $1,190
  Institutional Shares                   $124         $387         $  670         $1,477

UTILITY FUND
  Investor Shares                        $ 95         $296         $  515         $1,143
  Institutional Shares                   $120         $375         $  649         $1,432

MARKET NEUTRAL FUND
  Investor Shares                        $196         $606         $1,042         $2,254
  Institutional Shares                   $221         $682         $1,169         $2,513

OPPORTUNITIES FUND
  Investor Shares                        $192         $597         $1,026         $2,222

GOVERNMENT MONEY MARKET FUND
  Investor Shares                        $ 52         $164         $  285         $  640


LINDNER FUNDS                                                     11

-----------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------

LINDNER ASSET ALLOCATION FUND

(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                             Years Ended June 30
                                            -----------------------------------------------------
                                            2000        1999        1998        1997         1996
                                            ----        ----        ----        ----         ----
INVESTOR
Net asset value, beginning of period        $23.50      $27.59      $27.94      $28.07       $26.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       1.07        2.16        1.83        1.63         1.80
  Net realized and unrealized (losses)
   gains on investments                      (2.30)      (3.80)       2.02        0.70         2.29
                                          ---------   ---------   ---------   ---------    ---------
    TOTAL FROM INVESTMENT OPERATIONS         (1.23)      (1.64)       3.85        2.33         4.09
                                          ---------   ---------   ---------   ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income       (1.13)      (1.95)      (1.71)      (1.68)       (1.79)
  Dividends from net realized gains             --       (0.50)      (2.49)      (0.78)       (0.23)
                                          ---------   ---------   ---------   ---------    ---------
    TOTAL DISTRIBUTIONS                      (1.13)      (2.45)      (4.20)      (2.46)       (2.02)
                                          ---------   ---------   ---------   ---------    ---------
Change in net asset value                    (2.36)      (4.09)      (0.35)      (0.13)        2.07
                                          ---------   ---------   ---------   ---------    ---------
NET ASSET VALUE, END OF PERIOD              $21.14      $23.50      $27.59      $27.94       $28.07
                                          =========   =========   =========   =========    =========
Total return                                (5.48%)     (5.57%)     14.75%       8.75%       16.14%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets                                    0.73%       0.66%       0.61%       0.60%        0.60%
  Ratio of net investment income to
   average net assets                        4.14%       8.03%       6.29%       5.74%        6.62%
  Portfolio turnover rate                  124.63%      31.74%      28.56%      40.32%       30.24%
  Net assets, end of period (in
   millions)                                  $448        $768      $1,616      $2,017       $2,293

                                                       Years Ended June 30
                                            ------------------------------------------
                                            2000        1999        1998      1997<F1>
                                            ----        ----        ----      --------
INSTITUTIONAL
Net asset value, beginning of period        $23.41      $27.53      $27.90      $28.07
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.93        2.15        1.78        1.61
  Net realized and unrealized (losses)
   gains on investments                      (2.27)      (3.83)       2.00        0.66
                                          ---------   ---------   ---------   ---------
    TOTAL FROM INVESTMENT OPERATIONS         (1.34)      (1.68)       3.78        2.27
                                          ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.99)      (1.94)      (1.66)      (1.66)
  Dividends from net realized gains             --       (0.50)      (2.49)      (0.78)
                                          ---------   ---------   ---------   ---------
    TOTAL DISTRIBUTIONS                      (0.99)      (2.44)      (4.15)      (2.44)
                                          ---------   ---------   ---------   ---------
Change in net asset value                    (2.33)      (4.12)      (0.37)      (0.17)
                                          ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD              $21.08      $23.41      $27.53      $27.90
                                          =========   =========   =========   =========
Total return                                (5.93%)     (5.74%)     14.49%       9.84%<F2>
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets                                    0.98%       0.90%       0.88%       0.85%
  Ratio of net investment income to
   average net assets                        4.36%       7.64%       6.14%       5.69%
  Portfolio turnover rate                  124.63%      31.74%      28.56%      40.32%
  Net assets, end of period (in
   thousands)                                 $250      $4,143      $2,777      $2,010

---------
<F1> For the period July 9, 1996 (initial purchase) to June 30, 1997.

<F2> Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

LINDNER FUNDS                                                     12

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 FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------

LINDNER LARGE-CAP FUND

(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                             Years Ended June 30
                                            -----------------------------------------------------
                                            2000        1999        1998        1997         1996
                                            ----        ----        ----        ----         ----
INVESTOR
Net asset value, beginning of period        $16.14      $22.27      $25.98      $26.39       $23.33
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.13        0.29        0.38        0.36         0.40
  Net realized and unrealized gains
   (losses) on investments                    1.25       (3.36)      (0.27)       2.72         4.47
                                          ---------   ---------   ---------   ---------    ---------
    TOTAL FROM INVESTMENT OPERATIONS          1.38       (3.07)       0.11        3.08         4.87
                                          ---------   ---------   ---------   ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.23)      (0.32)      (0.34)      (0.39)       (0.47)
  Dividends from net realized gains          (0.87)      (2.74)      (3.48)      (3.10)       (1.34)
                                          ---------   ---------   ---------   ---------    ---------
    TOTAL DISTRIBUTIONS                      (1.10)      (3.06)      (3.82)      (3.49)       (1.81)
                                          ---------   ---------   ---------   ---------    ---------
Change in net asset value                     0.28       (6.13)      (3.71)      (0.41)        3.06
                                          ---------   ---------   ---------   ---------    ---------
NET ASSET VALUE, END OF PERIOD              $16.42      $16.14      $22.27      $25.98       $26.39
                                          =========   =========   =========   =========    =========
Total return                                 8.61%     (13.66%)      0.31%      12.50%       21.95%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets                                    0.82%       0.57%       0.44%       0.44%        0.63%
  Ratio of net investment income to
   average net assets                        0.57%       1.27%       1.29%       1.39%        1.53%
  Portfolio turnover rate                  129.68%      53.41%      44.43%      36.39%       39.49%
  Net assets, end of period (in
   millions)                                  $342        $434      $1,003      $1,495       $1,446

                                                       Years Ended June 30
                                            ------------------------------------------
                                            2000        1999        1998      1997<F1>
                                            ----        ----        ----      --------
INSTITUTIONAL
Net asset value, beginning of period        $16.02      $22.20      $25.94      $26.39
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.12        0.28        0.35        0.34
  Net realized and unrealized gains
   (losses) on investments                    1.24       (3.41)      (0.30)       2.68
                                          ---------   ---------   ---------   ---------
    TOTAL FROM INVESTMENT OPERATIONS          1.36       (3.13)       0.05        3.02
                                          ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.22)      (0.31)      (0.31)      (0.37)
  Dividends from net realized gains          (0.87)      (2.74)      (3.48)      (3.10)
                                          ---------   ---------   ---------   ---------
    TOTAL DISTRIBUTIONS                      (1.09)      (3.05)      (3.79)      (3.47)
                                          ---------   ---------   ---------   ---------
Change in net asset value                     0.27       (6.18)      (3.74)      (0.45)
                                          ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD              $16.29      $16.02      $22.20      $25.94
                                          =========   =========   =========   =========
Total return                                 8.55%     (14.01%)      0.08%      15.36%<F2>
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets                                    1.07%       0.85%       0.75%       0.46%
  Ratio of net investment income to
   average net assets                        0.35%       1.13%       1.05%       1.29%
  Portfolio turnover rate                  129.68%      53.41%      44.43%      36.39%
  Net assets, end of period (in
   thousands)                                 $181        $185        $369        $102

---------
<F1> For the period July 12, 1996 (initial purchase) to June 30, 1997.

<F2> Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

LINDNER FUNDS                                                     13

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 FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------

LINDNER SMALL-CAP FUND

(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                             Years Ended June 30
                                            -----------------------------------------------------
                                            2000        1999         1998       1997         1996
                                            ----        ----         ----       ----         ----
INVESTOR
Net asset value, beginning of period         $8.06       $8.49       $7.67       $6.15        $5.46
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.07        0.08        0.09        0.04           --
  Net realized and unrealized gains
   (losses) on investments                    1.22       (0.12)       1.07        1.49         1.30
                                          ---------   ---------   ---------   ---------    ---------
    TOTAL FROM INVESTMENT OPERATIONS          1.29       (0.04)       1.16        1.53         1.30
                                          ---------   ---------   ---------   ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.10)      (0.08)      (0.04)      (0.01)          --
  Dividends from net realized gains          (0.04)      (0.31)      (0.30)         --        (0.61)
                                          ---------   ---------   ---------   ---------    ---------
    TOTAL DISTRIBUTIONS                      (0.14)      (0.39)      (0.34)      (0.01)       (0.61)
                                          ---------   ---------   ---------   ---------    ---------
Change in net asset value                     1.15       (0.43)       0.82        1.52         0.69
                                          ---------   ---------   ---------   ---------    ---------
NET ASSET VALUE, END OF PERIOD               $9.21       $8.06       $8.49       $7.67        $6.15
                                          =========   =========   =========   =========    =========
Total return                                16.26%       0.11%      15.24%      24.96%       25.70%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets                                    0.97%       0.94%       0.87%       0.96%        1.22%
  Ratio of net investment income to
   average net assets                        0.61%       0.99%       1.13%       0.46%       (0.04%)
  Portfolio turnover rate                  174.02%      65.98%      24.52%      49.49%      103.05%
  Net assets, end of period (in
   millions)                                   $27         $38         $54         $25          $10

                                                       Years Ended June 30
                                            ------------------------------------------
                                            2000        1999        1998      1997<F1>
                                            ----        ----        ----      --------
INSTITUTIONAL
Net asset value, beginning of period         $8.04       $8.48       $7.67       $6.15
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.06        0.08        0.08        0.04
  Net realized and unrealized gains
   (losses) on investments                    1.22       (0.13)       1.06        1.49
                                          ---------   ---------   ---------   ---------
    TOTAL FROM INVESTMENT OPERATIONS          1.28       (0.05)       1.14        1.53
                                          ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.10)      (0.08)      (0.03)      (0.01)
  Dividends from net realized gains          (0.04)      (0.31)      (0.30)         --
                                          ---------   ---------   ---------   ---------
    TOTAL DISTRIBUTIONS                      (0.14)      (0.39)      (0.33)      (0.01)
                                          ---------   ---------   ---------   ---------
Change in net asset value                     1.14       (0.44)       0.81        1.52
                                          ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD               $9.18       $8.04       $8.48       $7.67
                                          =========   =========   =========   =========
Total return                                16.12%      (0.07%)     15.02%      21.21%<F2>
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets                                    1.20%       1.16%       1.31%       0.59%
  Ratio of net investment income to
   average net assets                        0.33%       1.44%       0.99%       0.26%
  Portfolio turnover rate                  174.02%      65.98%      24.52%      49.49%
  Net assets, end of period (in
   thousands)                               $1,947      $1,631        $154        $0.2

---------
<F1> For the period November 1, 1996 (initial purchase) to June 30, 1997.

<F2> Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

LINDNER FUNDS                                                     14

-----------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------

LINDNER UTILITY FUND

(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                             Years Ended June 30
                                            -----------------------------------------------------
                                            2000        1999        1998        1997         1996
                                            ----        ----        ----        ----         ----
INVESTOR
Net asset value, beginning of period        $14.81      $16.78      $15.75      $14.20       $10.77
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.21        0.33        0.37        0.39         0.35
  Net realized and unrealized gains on
   investments                                4.55        0.44        1.96        1.60         3.42
                                          ---------   ---------   ---------   ---------    ---------
    TOTAL FROM INVESTMENT OPERATIONS          4.76        0.77        2.33        1.99         3.77
                                          ---------   ---------   ---------   ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.22)      (0.33)      (0.37)      (0.42)       (0.34)
  Dividends from net realized gains          (0.31)      (2.41)      (0.93)      (0.02)          --
                                          ---------   ---------   ---------   ---------    ---------
    TOTAL DISTRIBUTIONS                      (0.53)      (2.74)      (1.30)      (0.44)       (0.34)
                                          ---------   ---------   ---------   ---------    ---------
Change in net asset value                     4.23       (1.97)       1.03        1.55         3.43
                                          ---------   ---------   ---------   ---------    ---------
NET ASSET VALUE, END OF PERIOD              $19.04      $14.81      $16.78      $15.75       $14.20
                                          =========   =========   =========   =========    =========
Total return                                32.49%       8.62%      15.53%      14.29%       35.39%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets                                    0.93%       0.97%       0.91%       0.89%        0.95%
  Ratio of net investment income to
   average net assets                        1.22%       2.40%       2.21%       2.81%        2.87%
  Portfolio turnover rate                   69.46%     137.51%      99.37%      86.44%       98.58%
  Net assets, end of period (in
   millions)                                   $42         $26         $43         $47          $32

                                                       Years Ended June 30
                                            ------------------------------------------
                                            2000        1999        1998      1997<F1>
                                            ----        ----        ----      --------
INSTITUTIONAL
Net asset value, beginning of period        $14.96      $16.84      $15.74      $14.20
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.17        0.19        0.26        0.27
  Net realized and unrealized gains on
   investments                                4.61        0.53        2.03        1.60
                                          ---------   ---------   ---------   ---------
    TOTAL FROM INVESTMENT OPERATIONS          4.78        0.72        2.29        1.87
                                          ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.18)      (0.19)      (0.26)      (0.31)
  Dividends from net realized gains          (0.31)      (2.41)      (0.93)      (0.02)
                                          ---------   ---------   ---------   ---------
    TOTAL DISTRIBUTIONS                      (0.49)      (2.60)      (1.19)      (0.33)
                                          ---------   ---------   ---------   ---------
Change in net asset value                     4.29       (1.88)       1.10        1.54
                                          ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD              $19.25      $14.96      $16.84      $15.74
                                          =========   =========   =========   =========
Total return                                32.29%       7.99%      15.23%      14.52%<F2>
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets                                    0.94%       1.30%       1.22%       0.75%
  Ratio of net investment income to
   average net assets                        1.12%       2.70%       1.99%       2.42%
  Portfolio turnover rate                   69.46%     137.51%      99.37%      86.44%
  Net assets, end of period (in
   thousands)                                  $31        $0.2          $9         $54

---------
<F1> For the period August 30, 1996 (initial purchase) to June 30, 1997.

<F2> Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

LINDNER FUNDS                                                     15

-----------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------

LINDNER MARKET NEUTRAL FUND

(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                             Years Ended June 30
                                            -----------------------------------------------------
                                            2000        1999        1998        1997         1996
                                            ----        ----        ----        ----         ----
INVESTOR
Net asset value, beginning of period         $5.72       $5.65       $6.70       $8.36        $7.09
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.23        0.23        0.23        0.29         0.26
  Net realized and unrealized gains
   (losses) on investments                    0.86        0.01       (0.89)      (1.81)        1.32
                                          ---------   ---------   ---------   ---------    ---------
    TOTAL FROM INVESTMENT OPERATIONS          1.09        0.24       (0.66)      (1.52)        1.58
                                          ---------   ---------   ---------   ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.21)      (0.17)      (0.39)      (0.14)       (0.31)
  Dividends from net realized gains             --          --          --          --           --
                                          ---------   ---------   ---------   ---------    ---------
    TOTAL DISTRIBUTIONS                      (0.21)      (0.17)      (0.39)      (0.14)       (0.31)
                                          ---------   ---------   ---------   ---------    ---------
Change in net asset value                     0.88        0.07       (1.05)      (1.66)        1.27
                                          ---------   ---------   ---------   ---------    ---------
NET ASSET VALUE, END OF PERIOD               $6.60       $5.72       $5.65       $6.70        $8.36
                                          =========   =========   =========   =========    =========
Total return                                19.26%       4.29%     (10.08%)    (18.43%)      23.44%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets                                    1.93%       1.45%       1.23%       1.20%        1.24%
  Ratio of net investment income to
   average net assets                        3.71%       3.46%       1.66%       3.86%        2.45%
  Portfolio turnover rate                  817.43%     104.92%     109.32%     457.57%      139.82%
  Net assets, end of period (in
   millions)                                   $22         $18         $28         $68          $62

                                                       Years Ended June 30
                                            ------------------------------------------
                                            2000        1999        1998      1997<F1>
                                            ----        ----        ----      --------
INSTITUTIONAL
Net asset value, beginning of period         $6.09       $6.02       $6.67       $8.36
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.22        0.23       (0.16)       0.26
  Net realized and unrealized gains
   (losses) on investments                    0.92        0.01       (0.49)      (1.81)
                                          ---------   ---------   ---------   ---------
    TOTAL FROM INVESTMENT OPERATIONS          1.14        0.24       (0.65)      (1.55)
                                          ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.20)      (0.17)         --       (0.14)
  Dividends from net realized gains             --          --          --          --
                                          ---------   ---------   ---------   ---------
    TOTAL DISTRIBUTIONS                      (0.20)      (0.17)         --       (0.14)
                                          ---------   ---------   ---------   ---------
Change in net asset value                     0.94        0.07       (0.65)      (1.69)
                                          ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD               $7.03       $6.09       $6.02       $6.67
                                          =========   =========   =========   =========
Total return                                19.00%       4.02%      (9.75%)    (18.61%)<F2>
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets                                    1.12%       0.96%       1.86%       1.37%
  Ratio of net investment income to
   average net assets                        3.61%       3.13%      16.68%       4.45%
  Portfolio turnover rate                  817.43%     104.92%     109.32%     457.57%
  Net assets, end of period (in
   thousands)                                 $0.2        $0.1        $0.1        $1.6

---------
<F1> For the period July 9, 1996 (initial purchase) to June 30, 1997.

<F2> Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

LINDNER FUNDS                                                     16

-----------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------

LINDNER OPPORTUNITIES FUND

(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                            For the period
                                                                            from inception
                                                                          (October 11, 1999)
                                                                              to June 30,
                                                                               2000<F1>
                                                                          ------------------
Net asset value, beginning of period                                             $12.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                            0.08
  Net realized and unrealized gains on investments                                 1.74
                                                                           -------------
    TOTAL FROM INVESTMENT OPERATIONS                                               1.82
                                                                           -------------
LESS DISTRIBUTIONS
  Dividends from net investment income                                            (0.01)
  Dividends from net realized gains                                               (0.02)
                                                                           -------------
    TOTAL DISTRIBUTIONS                                                           (0.03)
                                                                           -------------
Change in net asset value                                                          1.79
                                                                           -------------
NET ASSET VALUE, END OF PERIOD                                                   $13.79
                                                                           =============
Total return<F2>                                                                 15.19%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets, without
   waivers                                                                        1.90%
  Ratio of expenses to average net assets, after waivers                          1.25%
  Ratio of net investment income to average net assets                            0.93%
  Portfolio turnover rate                                                     1,104.73%
  Net assets, end of period (in millions)                                          $2.3

---------
<F1> Operations commenced on October 11, 1999.

<F2> Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.


LINDNER FUNDS                                                     17

-----------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------

LINDNER GOVERNMENT MONEY MARKET FUND

(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                       Years Ended June 30
                                            ------------------------------------------
                                            2000        1999        1998      1997<F1>
                                            ----        ----        ----      --------
Net asset value, beginning of period         $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.05        0.05        0.05        0.05
                                          ---------   ---------   ---------   ---------
    TOTAL FROM INVESTMENT OPERATIONS          0.05        0.05        0.05        0.05
                                          ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.05)      (0.05)      (0.05)      (0.05)
                                          ---------   ---------   ---------   ---------
Change in net asset value                     0.00        0.00        0.00        0.00
                                          ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD               $1.00       $1.00       $1.00       $1.00
                                          =========   =========   =========   =========
Total return                                 5.26%       4.70%       5.21%       5.02%<F2>
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets, without waivers                   0.51%       0.53%       0.52%       0.43%
  Ratio of expenses to average net
   assets, after waivers                     0.50%       0.50%       0.50%       0.43%
  Ratio of net investment income to
   average net assets                        5.10%       4.53%       5.08%       5.45%
  Net assets, end of period (in
   millions)                                   $38         $44         $43         $39

---------
<F1> Operations commenced on July 6, 1996.

<F2> Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.


LINDNER FUNDS                                                     18

THE FUNDS IN DETAIL

The investment objective of each Fund is a "fundamental" policy and may not be changed without a vote by the Fund's shareholders. The principal investment strategies for each Fund are operational policies and may be changed by the Trust without approval by the shareholders of a Fund. Each Fund is a "diversified" fund.

Lindner Asset Management, Inc., whose address is 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105, is the investment adviser for all of the Funds, which means that it is responsible for managing each Fund's assets according to its investment objective
(goal) and its investment strategies. For easier reading, Lindner Asset Management, Inc. is referred to as "Lindner Management" or the "Adviser". Lindner Management is a professional investment advisory firm that has been providing investment management services to the Lindner Funds since 1993.

Concise fund-by-fund descriptions begin on the next page and provide the following information:

* Goals and strategies of each Fund (percentages of Fund assets are based on total assets unless otherwise indicated).

* The primary types of securities in which a Fund may invest.


The Trust's Annual Report to Shareholders includes the annual report of the independent auditors for the Trust and the audited financial statements of each Fund. It also includes line graphs comparing the performance of each class of shares of each Fund to selected broad-based securities market indices that the Adviser deems to be appropriate, as well as a discussion of the factors which materially affected a Fund's performance during the fiscal year ended June 30, 2000. The Trust's Annual Report is available free upon request.


LINDNER FUNDS                                                     19

ASSET ALLOCATION FUND

The investment objective of the Asset Allocation Fund is to produce current income through investments in common stocks, convertible and non-convertible preferred stocks, corporate bonds and debt securities issued or guaranteed by the U.S. government that provide a yield higher than that paid on either the Standard & Poor's 500 Stock Index or on passbook savings accounts. Capital appreciation is a secondary investment objective. To pursue this goal, the Asset Allocation Fund may invest in any type or class of security without regard to market capitalization size. Under normal market conditions, the Asset Allocation Fund will invest in common stocks, fixed income securities, securities convertible into common stocks (such as warrants and preferred stocks) and cash equivalent securities. The Asset Allocation Fund normally invests 45% to 60% of its total assets in common stocks and securities convertible into common stocks, 25% to 50% of its total assets in fixed income securities and up to 30% of its total assets in cash equivalent securities. These securities may be sold in unregistered "private placements" to qualified institutional buyers ("Rule 144A Securities").


The Adviser selects common stocks primarily for the purpose of providing long-term capital growth, and invests predominantly in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings relative to their valuations. The Asset Allocation Fund will invest the fixed income portion of its investments in a range of interest-paying debt securities, including corporate bonds, notes, debentures and asset-backed securities, obligations issued or guaranteed by the U.S. government or its agencies and securities representing interests in pools of mortgages issued or guaranteed by the U.S. government or its agencies. Up to 35% of the Asset Allocation Fund's total assets may be invested in debt securities that are rated below investment grade or are unrated ("junk bonds"). In addition to securities of U.S. companies, the Asset Allocation Fund may invest a portion of its assets in securities of foreign companies (including
ADRs) and in equity securities issued by real estate investment trusts and it may invest a portion of its assets in put options for hedging purposes.

The cash equivalent securities of the Asset Allocation Fund normally consist of short-term obligations (with maturities of 18 months or less) consisting of domestic and foreign commercial paper, variable rate master demand notes, bankers' acceptances, certificates of deposit issued by domestic banks or domestic branches of foreign banks, obligations issued by the U.S. government or its agencies and repurchase agreements. The Asset Allocation Fund may also invest a portion of its assets in securities issued by other investment companies.

For temporary defensive or emergency purposes, the Asset Allocation Fund may invest all or a portion of its assets in short-term securities. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER ASSET ALLOCATION FUND                                     20

LARGE-CAP FUND

The investment objective of the Large-Cap Fund is long-term capital appreciation through investments in common stocks or securities convertible into common stock. The production of current income is a secondary investment objective. To pursue this goal, under normal circumstances the Large-Cap Fund will invest at least 65% of its total assets in common stocks and equity securities of large capitalization U.S. companies, which are those that have a market capitalization in the range of the Russell 1000 Index. At June 30, 2000, this range of capitalization was from $1.6 billion to $520 billion. Equity securities also include preferred stocks, securities convertible into common stock and warrants to purchase common stocks. Stock selection may reflect either a growth or value investment approach. The Large-Cap Fund generally invests in between 50 to 400 companies that are diversified across sectors. The Large-Cap Fund has tended to emphasize, or overweight, certain sectors that the Adviser believes offers greater potential for growth of capital, such as financial services, technology and energy stocks. These weightings may change in the future. The Large-Cap Fund may borrow money from banks to use for investment purposes (a practice known as "leveraging"), which may increase the risk of loss to investors.

When selecting securities for the Large-Cap Fund, the Adviser blends quantitative and fundamental financial analyses to identify companies with strong cash flows, secure market franchises and revenue growth that is among the highest for the particular industry. A strong balance sheet and strong management are other factors that the Adviser considers. In addition to securities of U.S. companies, the Large-Cap Fund may invest a portion of its assets in securities of foreign companies (including ADRs) and in debt securities and it may invest a portion of its assets in put options for hedging purposes. The Large-Cap Fund also may invest a portion of its assets in Rule 144A Securities and in equity securities issued by real estate investment trusts.

For temporary defensive or emergency purposes, the Large-Cap Fund may invest all or a portion of its assets in short-term debt securities. If the Large-Cap Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER LARGE-CAP FUND                                            21

SMALL-CAP FUND

The investment objective of the Small-Cap Fund is capital appreciation. The production of current income is a secondary investment objective. To pursue this goal, under normal circumstances the Small-Cap Fund will invest at least 65% of its total assets in common stocks and equity securities of U.S. small capitalization companies, which are those having a market capitalization in the range of the Russell 2000 Index. At June 30, 2000, this range of capitalization was from $178 million to $1.5 billion. Equity securities also includes preferred stocks, securities convertible into common stock and warrants to purchase common stocks. Stock selection may reflect either a growth or value investment approach.

When choosing stocks, the Adviser used both fundamental and quantitative financial analyses to identify companies with outstanding management, substantial cash flows, potential for revenue growth in both existing and new markets and a potential for some catalyst or factor to cause the stock's price to rise. The Small-Cap Fund generally invests in between 25 and 125 companies that are diversified across many industries, and it may invest substantially in certain selected sectors which the Adviser believes will offer better opportunities for capital growth. The Fund is diversified across sectors. In addition to securities of U.S. companies, the Small-Cap Fund may invest a portion of its assets in securities of foreign companies (including ADRs) and in debt securities (including up to 20% of its assets in junk bonds), in Rule 144A Securities, in equity securities issued by real estate investment trusts and may invest a portion of its assets in put options for hedging purposes.

For temporary defensive or emergency purposes, the Small-Cap Fund may invest all or a portion of its assets in short-term debt securities. If the Small-Cap Fund takes a temporary defensive position, it may not achieve its investment objective.


LINDNER SMALL-CAP FUND                                            22

UTILITY FUND

The Utility Fund's investment objective is to produce current income through investments in securities of domestic and foreign public utility companies. Capital appreciation is a secondary investment objective. To pursue this goal, under normal circumstances the Utility Fund will invest at least 65% of its total assets in common stocks, securities convertible into common stocks, and nonconvertible preferred stocks and bonds issued by domestic and foreign regulated public utility companies, including gas, electric, telecommunications, cable television, water and energy companies ("Utilities"), and in companies that are in businesses related to such Utilities, such as suppliers of raw materials. Some of these securities may be Rule 144A Securities, and up to 35% of the Utility Fund's total assets may be invested in junk bonds.


The Adviser looks for Utilities that it believes are undervalued but are believed to have long-term growth prospects substantially better than the economy as a whole. In addition to securities of Utilities, the Utility Fund may invest a portion of its assets in put options for hedging purposes. For temporary defensive or emergency purposes, the Utility Fund may invest all or a portion of its assets in short-term debt securities. If the Utility Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER UTILITY FUND                                              23

MARKET NEUTRAL FUND




The investment objective of the Market Neutral Fund is long-term capital appreciation in both bull and bear markets while maintaining minimal exposure to general equity market risk by always having both long and short positions in equity securities issued by U.S. companies. Long positions will be held in those securities that the Adviser has identified as undervalued and short positions will be held in equity securities that the Adviser has identified as overvalued. To pursue this goal, the Market Neutral Fund will invest substantially all of its assets in common stocks, securities convertible into common stocks without regard to quality or rating, short positions in common stocks and securities convertible into common stocks, and, to a limited degree, non-convertible preferred stocks and debt securities without regard to quality or rating. Some of these securities may be Rule 144A Securities. The Market Neutral Fund may borrow money from banks to use for investment purposes (a practice known as "leveraging"), which may increase the risk of loss to investors in declining market situations, but the Adviser does not intend to use such borrowings at present.


By taking long and short positions in different securities with similar characteristics, the Market Neutral Fund attempts to cancel out the effect of the general stock market movements on the Fund's performance. The Adviser will determine the size of each long and short position in analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Market Neutral Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally and certain other risk factors.


The Market Neutral Fund's performance objective is to achieve a total return in excess of the total return on the 3-month U.S. Treasury Bill. Its performance is not expected to correlate with the direction of any major U.S. stock market or any general stock market index. However, the Market Neutral Fund is different from an investment in 3-month U.S. Treasury Bills because U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, have a fixed rate of return and a short duration and are considered to have no risk of losing capital. In addition, the short selling activities of the Market Neutral Fund will accelerate the recognition of gains for federal income tax purposes because any gains on short sales are short-term capital gains for tax purposes, taxable at ordinary income tax rates. This may increase the income taxes paid by shareholders of the Market Neutral Fund.

For temporary defensive or emergency purposes, the Market Neutral
Fund may invest all or a portion of its assets in short-term debt securities. If the Market Neutral Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER MARKET NEUTRAL FUND                                       24

OPPORTUNITIES FUND

The investment objective of the Opportunities Fund is long term capital growth. To pursue this goal, the Opportunities Fund will focus its investments in common stocks, and securities convertible into common stocks, of U.S. companies that have been selected for their growth prospects relative to their valuations. At any given time, the Adviser may tend to buy growth or value stocks, or a combination of both types, depending on the Adviser's judgment as to which style is currently in favor or is about to come into favor. The Adviser may invest in stocks of companies that are considered "small-cap," "mid-cap" or "large-cap" in terms of market capitalization, including foreign companies whose securities are traded on U.S. securities exchanges in the form of American Depositary Receipts. Investments are carefully monitored and may emphasize those industries or sectors that the Adviser believes will offer more favorable opportunities in light of changing economic, social and political conditions or trends. The Adviser will also seek investment opportunities in companies involved in prospective acquisitions, reorganizations, spin-offs, consolidations and liquidations.


The Adviser will seek out those companies it believes have superior management and are favorably situated to produce above-average earnings growth over time while maintaining enough cash to finance future growth in their businesses. In addition, the Adviser will look for opportunities in turn-around situations and in securities it believes to be priced substantially lower than their intrinsic value. The Adviser does not place any emphasis on dividend or interest income, except when it believes that this income will have a favorable influence on the market value of a security.


The Opportunities Fund primarily invests in common stocks and securities convertible into common stocks issued by well-known and established companies and smaller, less well-known companies. However, the Opportunities Fund may also invest in preferred stocks, common stock rights or warrants, depositary receipts or debt securities, if the Adviser believes that they offer opportunities for growth in capital. The Opportunities Fund may invest a portion of its assets in securities sold in unregistered "private placements" offered to qualified institutional buyers ("Rule 144A Securities"). The Fund also may invest a portion of its assets in put options for hedging purposes.

Under normal circumstances, the Opportunities Fund's portfolio turnover rate is anticipated to be significantly higher than the portfolio turnover rate for most equity funds. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

For temporary defensive or emergency purposes, the Opportunities
Fund may invest all or a portion of its assets in short-term debt securities. If the Fund takes a temporary defensive position, it may not achieve its investment objective.


LINDNER OPPORTUNITIES FUND                                        25

GOVERNMENT MONEY MARKET FUND

The investment objective of the Government Money Market Fund is to produce current income consistent with preservation of capital and liquidity. To pursue this goal, the Government Money Market Fund will invest exclusively in U.S. dollar-denominated debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and in repurchase agreements secured by such types of securities.


The Government Money Market Fund will invest in securities issued by U.S. Government agencies or instrumentalities only when the Subadviser is satisfied that the credit risk of the agency or instrumentality is minimal. In addition, repurchase agreements will have maturities of less than seven days, will be fully collateralized and will be made only with primary securities dealers having the highest short-term debt rating.

Firstar Bank, N.A., a national bank with offices in Cincinnati, Ohio, serves as the Subadviser for the Government Money Market Fund and manages its portfolio on a day-to-day basis. Firstar Bank, N.A. currently manages over $66 billion of its own assets and manages 52 mutual funds having assets in excess of $16 billion, including 11 money market funds with assets in excess of $9 billion.


LINDNER GOVERNMENT MONEY MARKET FUND                              26

-----------------------------------------------------------------------
 CERTAIN INVESTMENT PRACTICES
-----------------------------------------------------------------------

For each of the following investment practices, this table shows the applicable limitation. These limitations may be changed from time to time by the Board of Trustees.

KEY TO TABLE:
-----------------------------------------------------------------------

a     Permitted, but not expected to be used to a significant extent

b     Permitted without limitation; does not indicate actual use

c     Not permitted at present

% Represents an investment limitation as a percentage of total fund assets; does not indicate actual use

                                                               Asset
                                                             Allocation        Large-Cap      Small-Cap
                                                                Fund             Fund           Fund
-------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions, for other temporary or emergency purposes
and for investment purposes.                                     a                5%              a
-------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts.                                     a                25%            25%
-------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa)
by Standard & Poor's or Moody's Rating Service, and
unrated securities of comparable quality.                       50%                b              b
-------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest
grade (BBB/Baa) by Standard & Poor's or Moody's Rating
Service, and unrated securities of comparable quality.
Commonly referred to as junk bonds.                             35%                a              a
-------------------------------------------------------------------------------------------------------
PUT OPTIONS Instruments that provide a right to sell
(put) a particular security at a fixed price within a
certain time period. A fund may purchase put options for
hedging purposes only.                                           5%               5%             5%
-------------------------------------------------------------------------------------------------------
CALL OPTIONS Investments that provide a right to purchase
a security at a fixed price within a certain time period.        c                 c              c
-------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate related loans or interests.               15%               15%            15%
-------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded.
May include private placements and Rule 144A Securities.        15%               15%            15%
-------------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of a fund's
net assets in a group of related industries (market
sector). Performance will largely depend upon the
sector's performance, which may differ in direction and
degree from that of the overall stock market. Financial,
economic, business, political and other developments
affecting the sector will have a greater effect on the
fund.                                                            c                 c              c
-------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to
financial institutions; a fund receives cash, U.S.
government securities or bank letters of credit as
collateral.                                                      a                 c              a
-------------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop.                     a                 a              a
-------------------------------------------------------------------------------------------------------

LINDNER FUNDS                                                     27


                                                           Market                           Government
                                              Utility      Neutral      Opportunities      Money Market
                                               Fund         Fund            Fund               Fund
-------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from
banks to meet redemptions or for other
temporary or emergency purposes and for
investment purposes.                             a           5%               a                 c
-------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign
issuers. May include depositary receipts.       35%           a               b                 c
-------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt
securities rated within the four highest
grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's Rating
Service, and unrated securities of
comparable quality.                              b            b               c                 c
-------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt
securities and convertible securities
rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's
Rating Service, and unrated securities of
comparable quality. Commonly referred to
as junk bonds.                                  35%           a               c                 c
-------------------------------------------------------------------------------------------------------
PUT OPTIONS Instruments that provide a
right to sell (put) a particular security
at a fixed price within a certain time
period. A fund may purchase put options
for hedging purposes only.                      5%           5%              5%                 c
-------------------------------------------------------------------------------------------------------
CALL OPTIONS Investments that provide a
right to purchase a security at a fixed
price within a certain time period.              c            c              5%                 c
-------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS)
Pooled investment vehicles that invest
primarily in income-producing real estate
or real-estate related loans or interests.       c           15%              a                 c
-------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES
Securities with restrictions on trading,
or those not actively traded. May include
private placements and Rule 144A
Securities.                                     15%          15%             15%               10%
-------------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than
25% of a fund's net assets in a group of
related industries (market sector).
Performance will largely depend upon the
sector's performance, which may differ in
direction and degree from that of the
overall stock market. Financial, economic,
business, political and other developments
affecting the sector will have a greater
effect on a Fund.                               65%           c               c                 c
-------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio
securities to financial institutions; a
fund receives cash, U.S. government
securities or bank letters of credit as
collateral.                                      a            a               a                 c
-------------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities
with the intention of repurchasing them
for a profit on the expectation that the
market price will drop.                          a          100%              c                 c
-------------------------------------------------------------------------------------------------------


LINDNER FUNDS                                                     28

MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees that meets regularly throughout the year to review its activities, review contractual arrangements with companies that provide services to the Trust, and review each Fund's performance. The majority of Trustees are not affiliated with the Trust. The Board of Trustees is permitted to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. Information about the Trustees and executive officers of the Trust may be found in the SAI.


Each Fund is managed by Lindner Management, which chooses a Fund's investments and handles its business affairs. Lindner Management is also the Administrator, Transfer Agent, and Dividend Disbursing Agent for the Funds. The Adviser's business address is 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105. The Adviser is registered as an investment adviser and as a stock transfer agent with the Securities and Exchange Commission. As of September 30, 2000, the Adviser managed approximately $850 million of assets.

Lindner Management has appointed the following portfolio co-managers for each of the Lindner Funds:

    Lindner Asset Allocation Fund:

      - Mark T. Finn and Jeffrey D. Fotta, CFA, co-managers of the equity portion;

      - Gerald H. Barnes, CFA, manager of the fixed-income portion.

    Lindner Utility Fund:

      - Gerald H. Barnes, Mark T. Finn and Thomas F. Lynch, co-managers.

    Lindner Large-Cap Fund:

      - Mark T. Finn and Jeffrey D. Fotta, co-managers.

    Lindner Small-Cap Fund:

      - Mark T. Finn and Jonathan F. Finn, CFA, co-managers.

    Lindner Opportunities Fund:

      - Mark T. Finn and Jonathan F. Finn, co-managers.

    Lindner Market Neutral Fund:

      - Jeffrey D. Fotta and Thomas F. Lynch, co-managers.

Mark T. Finn, Vice Chairman and Chief Operating Officer of Lindner Asset Management since March 1999, also serves as the Chief Investment Officer of the Adviser and supervises all portfolio managers. Mr. Finn received an MBA degree from the College of William and Mary in 1987. Mr. Finn has also served as the Chairman of Vantage Consulting Group, Inc., an investment counseling firm and a registered investment adviser located in Virginia Beach, Virginia, for

LINDNER FUNDS                                                     29
more than five years and is Trustee of CitiFunds, a family of mutual funds sponsored by Citibank, N.A.

Gerald H. Barnes graduated from the University of Virginia in 1969 with a BS in Commerce and began his investment career in 1971 as a research analyst in the Trust Division of Virginia National Bank. In this capacity, he had responsibility for the electric utilities and telecommunications industries. Mr. Barnes remained with the bank until 1984 and attained the position of Senior Vice President and manager of the bank's employee benefit equity and telecommunications equities. Mr. Barnes was employed by Delta Financial, Inc., an investment management firm located in Virginia Beach, Virginia, from 1984 until 1991, where he held positions in investment research and portfolio management. Since 1991, he has been employed as President of Vantage Consulting Group, Inc. In 1995, Mr. Barnes earned an MBA degree from Old Dominion University. Mr. Barnes earned the Chartered Financial Analyst designation in 1977. Mr. Barnes has been employed by the Adviser as a portfolio manager since March 2000.

Jonathan F. Finn received a BA in Economics from the University of Virginia in 1995. Since 1995, Mr. Finn has been employed by Vantage Consulting Group, Inc., where he held positions in quantitative investment research and portfolio management. Mr. Finn is a member of the Association for Investment Management and Research and earned the Chartered Financial Analyst designation in 1999. Mr. Finn has been employed by the Adviser as portfolio manager since March 2000.

Jeffrey D. Fotta received both an MBA in Finance (1992) and a BA in Economics and Philosophy (1985) from Boston College. He is a member of the Boston Security Analysts Society, the Association of Investment Management and Research, and the International Association of Financial Engineers. Mr. Fotta also teaches the core finance course at the Carroll Graduate School of Management at Boston College. Mr. Fotta has over 15 years of experience in fundamental analysis of equity securities as a founder and Managing Partner of Ernst Research and Management, LLC, located in Boston, Massachusetts. Mr. Fotta earned the Chartered Financial Analyst designation in 1996. Mr. Fotta has been employed by the Adviser as a Vice President and portfolio manager since April 1999.

Thomas Lynch received a BS degree in Computer Science and Mathematics from Boston College in 1986. Mr. Lynch has over 20 years of experience in macro and micro-economic modeling and computer programming. For the past eight years, he has been employed by Ernst Research & Management, LLC, developing research based on quantitative analysis, as well as several portfolio trading strategies and products. Mr. Lynch has extensive experience with the selection and optimization of equity positions for market neutral and long strategies. Mr. Lynch's previous experience includes managing and trading a hedge fund portfolio, as well as creating auditing tools used to analyze growth, profitability, and liquidity. Mr. Lynch has been employed by the Adviser as a portfolio manager since March 2000.

LINDNER FUNDS                                                     30

During the fiscal year ended June 30, 2000, the Trust paid the Adviser management fees as a percentage of the average net assets of both Classes of each Fund as follows (after giving effect to any fee waivers):

            Asset Allocation Fund                  0.54%

            Large-Cap Fund                         0.61%

            Small-Cap Fund                         0.70%

            Utility Fund                           0.70%

            Market Neutral Fund                    1.00%

            Opportunities Fund                     0.63%

            Government Money Market Fund           0.15%


The advisory agreements with Lindner Management relating to the Large-Cap Fund and the Opportunities Fund provide for a base management fee equal to a percentage of average net assets of each Fund, with adjustments upward or downward, depending on the Fund's annual performance when compared to the annual performance of the Russell 2000 Index (in the case of the Large-Cap Fund) or the S&P 500 Index (in the case of the Opportunities Fund). The maximum performance bonus or performance penalty is 0.20% of average net assets of the particular Fund, and this bonus or penalty is achieved if the Fund's performance exceeds or falls below the particular index by more than 12%. See the SAI for details concerning this performance fee arrangement.


With regard to the Government Money Market Fund only, the Adviser has entered into a Subadvisory Agreement with Firstar Bank, N.A. The management fee of the Subadviser is paid by the Adviser. The Subadviser was founded in 1853 and is the largest bank and trust organization of Firstar Corporation. Firstar Bank's experience in trust administration, investments and estate planning makes it one of the leading trust institutions in the Midwest region covering 13 states. Firstar Bank has managed common trust funds since 1957. As of June 30, 2000, Firstar Bank also has $66 billion in assets under management and $250 billion in total assets. The Firstar Family of Funds assets total $16.6 billion, across 52 individual funds. As a part of its regular banking operations, Firstar Bank may make loans to public companies. Thus, it may be possible from time to time for the Fund to hold or acquire securities of companies that are also borrowing clients of Firstar Bank. Both the Adviser and the Subadviser believe that any such relationship will not be a factor in the selection of portfolio securities for the Government Money Market Fund. The Subadviser's business address is 425 Walnut Street, Cincinnati, Ohio 45202.

LINDNER FUNDS                                                     31

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PRICING OF SHARES FOR PURCHASE OR REDEMPTION

When you buy or redeem shares, the price of each share is its "net asset value" or "NAV." Each Fund determines the NAV of shares in each Class at the close of trading (usually 4:00 p.m., Eastern Time) on each day on which at least one of the following markets is open: the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market. These markets are closed on most national holidays and on Good Friday. NAV is calculated separately for each Fund by adding the value of its securities, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.


If the Fund receives your order to purchase, or your order for redemption, prior to the closing of the New York Stock Exchange, the Fund will process the transaction using the NAV calculated as of that day's close of business. For purchase orders received and shares tendered for redemption after the closing of the New York Stock Exchange, the Fund will determine NAV as of the closing on the following trading day.

The value of securities held by the Funds is calculated differently for different types of securities. Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities for which no sale was reported on a particular day are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures approved by the Trustees.

The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

Portfolio securities of the Government Money Market Fund are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost. Thereafter, a constant straight-line amortization is assumed each day regardless of the impact of fluctuating interest rates. This procedure is designed to stabilize the net asset value per share at $1.00. Under most conditions, management of the Trust believes that this will be possible, but there can be no assurance that they can do so on a continuous basis.

PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES

You may purchase Investor Shares directly from a Fund at the per share NAV. Institutional investors who have written distribution or service agreements with the Trust or with Lindner Management may purchase Institutional Shares directly from a Fund at the per share NAV.

LINDNER FUNDS                                                     32

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

A Fund, at its discretion, may issue Investor Shares in exchange for publicly traded securities. Such an exchange will result in a taxable transaction to the person acquiring shares of a Fund. A Fund may similarly issue Investor Shares in connection with any merger or consolidation with or acquisition of the assets of any other investment company or trust.

MINIMUM PURCHASE AMOUNTS

The minimum investments for the Funds are as follows:

For opening a new account:

$2,000 if you are buying Investor Shares of any Fund.


$500 if you are buying Investor Shares of any Fund and you elect to participate in the Automatic Investment Plan.


$250 if you are buying Institutional Shares of any Fund.

$250 for Individual Retirement Accounts invested in any Fund.

For existing investors opening additional accounts in either Class of any Fund:

$500 if you maintain the minimum investment in at least one account.

$250 where additional accounts in any Fund will be registered as a Uniform Gift to Minors (UGMA) or a Uniform Transfer to Minors
(UTMA).

For subsequent purchases:

$100 if you are buying shares of either Class of any Fund (except in the case of dividend reinvestment, which has no minimum, and automatic purchase plan investments and payroll deduction investments, which have a $50 minimum).

ESTABLISHING A NEW ACCOUNT

In order to establish a new account with any of the Funds, you must submit a written "Share Purchase Application" to:

  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

LINDNER FUNDS                                                     33

If you use an overnight form of delivery (e.g. Express Mail), you should address your application to:

  Lindner Investments
  7711 Carondelet Ave., Ste. 700
  St. Louis, Missouri 63105

You should direct inquiries regarding any other matter to the post office box address.


Applications to purchase shares may be rejected by the Trust and are not binding until accepted. The Trust will not accept applications unless they are accompanied by a check payable in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. If your check is returned for insufficient funds, the Custodian may charge a $15 fee against your account and you will be responsible for any loss incurred by the Trust.


It is the Trust's policy not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any accounts opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, minus any backup withholding tax amount.

WITHHOLDING CERTIFICATION


Before the Trust will establish a new account or make registration changes to an existing account, you must certify to the Trust on the Share Purchase Application or on an Internal Revenue Service ("IRS") Form W-9 your social security or taxpayer identification number and certify that you are not subject to withholding of dividend payments. Each Fund is required by statute to withhold 31% of your distributions ("backup withholding") if:


(1) you fail to certify as to your social security or taxpayer identification number;

(2) you fail to certify that you are not subject to withholding;

(3) the IRS notifies the Fund that you have furnished an incorrect taxpayer identification number; or

(4) the IRS notifies the Fund that you have under reported interest or dividends in the past.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax. If you are a non-resident alien shareholder, you should consult your tax adviser about the applicability of this withholding tax.

LINDNER FUNDS                                                     34

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

ADDITIONAL PURCHASES

You may buy additional Fund shares in the following ways:

BY MAIL

Fill-out the remittance slip that is attached to your account confirmation statement, or write a letter indicating that you would like to purchase shares of either Class of any Fund. Please indicate the name(s) in which the account is registered and the account number. Include a check payable to "Lindner Investments" and mail to:

  Lindner Investments
  P.O. Box 640672
  Cincinnati, Ohio 45264-0672

BY AUTOMATED CLEARING HOUSE (ACH)

You may request purchase of shares by Automated Clearing House
(ACH), a free electronic transfer service that is used by thousands of individuals and corporations. It takes 15 days from the date we receive your request to establish ACH. Once ACH is in place, you may call or write to purchase shares via ACH. Your bank account will be debited for ACH purchases on the day of your order, and therefore ACH purchases should not exceed the current value of your bank account. Please make sure that the funds are available. A fee will be applied to all returned ACH purchases. Call Customer Service at
(800) 995-7777 for a form to establish ACH services. (See also "Automatic Investment Plan" and "Payroll Deduction".)

BY WIRE


You may purchase additional shares by wiring the amount of a purchase to the Trust's domestic custodian, Firstar Bank, N.A. Prior to sending a wire, call the Customer Service Department at
(800) 995-7777. The wire must be received by 4:00 p.m., Eastern Time to receive that business day's closing price. Your bank may charge a fee to wire funds. For purchases under $1,000, we may deduct a $10 fee from the money wired.


BY TELEPHONE

If you elect to establish telephone privileges with the Trust on your Share Purchase Application, you may buy additional shares, in an amount not to exceed the current balance in your account, by calling the Trust at (800) 995-7777. Payment must be received no later than five business days after the date on which the purchase was made. If payment is not received within the time required, the order will be subject to cancellation and you will be responsible for any loss incurred.

LINDNER FUNDS                                                     35

The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. So long as we follow these procedures, Lindner Management and the Trust will not be liable for losses, costs, or expenses for acting upon your telephone instructions, and Lindner Management will have authority, as agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless we have failed to follow these procedures.

ADDITIONAL INFORMATION ABOUT INVESTMENTS IN THE FUNDS

Once you have mailed, telephoned or otherwise transmitted investment instructions to the Trust, they may not be modified or canceled. The Trust cannot accept investments specifying a certain price or date and will not honor such requests.

The Transfer Agent will send you a confirmation after each transaction affecting your account. Dividend payments and reinvestments are shown on your quarterly consolidated statement. You should bring any discrepancies to the Transfer Agent's attention within 30 days of receipt. The Transfer Agent will provide a listing of your account history, upon receipt of a written request signed by all account owners and a $25.00 fee for each account researched. Checks should be payable to "Lindner Asset Management." All requests are completed on a first-come, first-served basis. Due to extreme volume during certain times of the year, requests for account histories may take two to three weeks for delivery.

ISSUING CERTIFICATES

Certificates will not be issued for shares unless requested in writing. Certificates will be issued for full shares only and cannot be issued to a third party. Certificates are not available for IRA accounts or for shares in the Government Money Market Fund. You cannot redeem or exchange certificated shares unless you surrender the certificates to the Trust.

PURCHASING THROUGH THIRD PARTIES

You may purchase shares of a Fund through certain broker-dealers, financial institutions or other service providers ("Processing
Intermediaries") who have been authorized to accept purchase and redemption orders on behalf of the Funds.

When you buy shares of a Fund in this way, the Processing Intermediary, rather than you, may be the shareholder of record. The Trust will be deemed to have received a purchase or redemption order when the Processing Intermediary receives the order. Broker-dealers or other financial institutions may be liable to you for any losses arising from their failure to timely communicate purchase orders to the Trust.

LINDNER FUNDS                                                     36

A purchase or redemption order made through a Processing Intermediary will be priced at a Fund's NAV next computed after the order is received by the Processing Intermediary. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. If you intend to invest in a Fund through a Processing Intermediary you should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.


Processing Intermediaries may charge fees or other charges for the services they provide to their customers. If you do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, you may want to consider investing directly with a fund. You may make direct purchases or sales of Fund shares without a sales or redemption charge.


AUTOMATIC INVESTMENT PLAN (INVESTOR SHARES ONLY)

If you own Investor Shares of the Funds, you may invest a specific amount of money on an automatic basis by authorizing the Funds to automatically withdraw money from your bank account on a designated date or dates during the month. You must invest at least $50 for each automatic investment. You may request to participate in the automatic investment plan by writing:

  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

You should also direct any questions or inquiries regarding the plan to this address or by calling us as (800) 995-7777. If you want to change or discontinue your automatic investment plan, you must notify Lindner Investments in writing at least 15 days prior to the next scheduled investment date.

PAYROLL DEDUCTION (INVESTOR SHARES ONLY)


Many employers provide for payroll deduction allowing you to direct a portion of your pay to the investment option of your choice via ACH. Lindner Investments will accept your direct deposit in amounts of at least $50 for the purchase of Investor Shares in any of the Funds. If you want to use payroll deduction to invest, request the proper instructions that will be given to your employer from:


  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

LINDNER FUNDS                                                     37

You should also direct any questions or inquiries regarding the plan to this address or by calling us as (800) 995-7777. You should also find out what prior notice your employer requires if you want to change or discontinue your payroll deduction choice.

REDEMPTION OF SHARES

You may sell all or any part of your shares to a Fund for redemption. The Trust redeems shares at the NAV per share as next computed after either (a) a written request is received "in good order" at the office of the Trust or (b) a telephone request is received by a Fund by a shareholder who has established Telephone Privileges.

The redemption price is the NAV next computed after the time when the Fund receives your written request in good order. During the period prior to the time shares are redeemed, dividends on such shares accrue and are payable, and you are entitled to exercise all other rights of beneficial ownership. Once you have requested a redemption, you may not modify or cancel it. The value of shares on redemption may be more or less than their original cost, depending on the market value of the portfolio securities at the time of redemption.

In the case of recently purchased shares, proceeds will not be remitted until the Trust is satisfied that checks given in payment of shares being redeemed have cleared, which may take up to 15 days.

You may redeem shares in the following ways:

BY MAIL

By mailing a written request addressed to:

  Lindner Investments
  P.O. Box 11208
  St. Louis, MO 63105

A written redemption request is "in good order" if it:

(1) is properly endorsed by all registered shareholders in the exact names in which the shares are registered;

(2) is accompanied by properly endorsed share certificates, if any have been issued; and

(3) states the following:

    * the name of the Fund,

    * the account number,

    * the exact name(s) of the shareholder(s) in which the account is registered as shown on the latest confirmation, and

    * the number of shares or dollar amount to be redeemed.

LINDNER FUNDS                                                     38

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

The following redemption requests must be in writing and must have signatures guaranteed (including the signatures on any share certificate) by a bank, trust company, savings and loan association, or a member of a national stock exchange (a notary public is not an acceptable guarantor):

(1) redemptions on accounts that have requested an address change within the preceding two months;

(2) redemptions for which the proceeds are to be sent to someone other than the registered shareholder(s) and/or to an address other than the address of record; or

(3) redemptions for which the proceeds are to be wired and the wire instructions are different than those previously submitted.

The following redemptions must be in writing, but do not require a signature guarantee (unless one of the above circumstances applies):

(1) all IRA accounts; and

(2) redemptions of shares for which certificates have been issued.

IRA account redemptions must also be accompanied by Internal Revenue Service ("IRS") Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to withholding. Additional documentation may be required from corporations, executors, administrators, trustees, or guardians.

If you have questions about which documents or instructions are necessary in order to redeem shares, please write, or call the Trust at (800) 995-7777.

BY TELEPHONE

You may call the Trust at (800) 995-7777 to request that the proceeds be mailed to the you, provided that you have previously established Telephone Privileges with the Funds and have not requested an address change in the preceding two months. The Trust reserves the right to refuse telephone redemptions and may limit the dollar amount or the number of telephone redemptions. IRA accounts may not be redeemed by telephone.

The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, Lindner Management and the Trust will not be liable for losses, costs, or expenses for acting upon your telephone instructions or for any unauthorized telephone redemption. As a result of this policy, you will bear the risk of any loss unless we have failed to follow these procedures.



LINDNER FUNDS                                                     39

REDEMPTION THROUGH THIRD PARTIES

If you redeem shares through Processing Intermediaries, those entities may charge a service fee. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. You should read the program materials provided by the Processing Intermediary. A Processing Intermediary has the responsibility of submitting a redemption request to the Trust prior to a Fund's next determination of NAV in order to obtain the redemption price that would be applicable if the request had been placed directly with the Trust. A Processing Intermediary may be liable to an investor for any losses arising from their failure to timely deliver redemption requests to the Trust.

DISBURSEMENT METHODS

BY MAIL

The Trust will normally disburse payment by check within five days after receiving your request for redemption. A charge of $15 will be deducted from your account if you request the check to be sent by overnight delivery.

The Trust may postpone the date of payment for redeemed shares, or the Trust's obligation to redeem shares may be suspended for:

(1) any period during which the New York Stock Exchange is closed or trading is restricted;
(2) any period during which an emergency exists which makes it impracticable for the Trust to sell a Fund's securities or to fairly determine the value of a Fund's net assets; or
(3) such other periods as the SEC may order for the protection of shareholders.

By Wire Transfer


You may obtain the proceeds of a redemption by a bank wire transfer if you have previously established Wire Privileges with the Trust. Under normal circumstances, your proceeds will be posted to your bank account the business day following the date of the redemption. If the proceeds are wired to an account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the bank account. A charge of $10 for domestic wires and a charge of $25 for foreign wires will be deducted from the amount being wired.


BY AUTOMATED CLEARING HOUSE ("ACH")

You may obtain the proceeds of a redemption by ACH if you have previously established ACH Privileges with the Trust. Under normal circumstances, proceeds will be posted to your bank account the evening of the second business day following the date of the redemption. There are no fees for this service.

LINDNER FUNDS                                                     40

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

INVOLUNTARY REDEMPTION

In an attempt to reduce expenses, partly attributable to maintaining small accounts, the Trust reserves the right to redeem, upon 30 days' written notice, all of your shares if your account has a NAV of less than $2,000. You may prevent involuntary redemption by making additional investments during the 30-day notice period that increase the value of your account to this minimum amount.

CHECKING PRIVILEGES (GOVERNMENT MONEY MARKET FUND ONLY)


Upon request, the Government Money Market Fund will provide each shareholder who maintains a minimum balance of $5,000 with checks drawn on the Government Money Market Fund that clear through Firstar Bank, N.A., Cincinnati, Ohio. This privilege does not constitute a banking function, and owning Government Money Market Fund shares is not equivalent to a bank checking account. When such a check is presented for payment, a sufficient number of whole and fractional shares in your account in the Government Money Market Fund will be redeemed to cover the amount of the check. Checks may only be written for $500 or more.


If you wish to use this method of redemption you must complete and file an authorization form which is available upon request. You should receive an initial supply of checks within three weeks of filing the form. If you bought the shares to be redeemed by check, the Fund may delay sending you the proceeds only until such time as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 days.

The Government Money Market Fund may refuse to honor checks whenever the right of redemption has been suspended or postponed or whenever the account is otherwise impaired. The Fund will charge a $15 service fee when a check is presented to redeem shares of the Government Money Market Fund in excess of the value of your account in the Government Money Market Fund. There is no other fee for using checks.

EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER

Subject to any applicable minimum initial investment requirements, you may exchange Investor Shares of one Fund for Investor Shares of any other Fund, and you may exchange Institutional Shares of one Fund for Institutional Shares of any other Fund. Before exchanging shares, you should read the current prospectus describing the shares to be acquired. The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. Lindner Investments is not suitable for that purpose. The Trust reserves the right to limit the amount and frequency of exchanges between Funds in circumstances it deems disadvantageous to the Funds.

LINDNER FUNDS                                                     41

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

BY TELEPHONE

You may exchange shares by phone by calling us at (800) 995-7777 if you have established Telephone Privileges with the Trust and the account registrations and options (for example, automatic reinvestment of dividends) are identical.

BY MAIL

You may direct the Trust in writing to exchange shares. If the shares are owned by two or more persons, the request should be signed by each person. All signatures should be exactly as the name appears in the registration. Send your directions to Lindner
Investments, P.O. Box 11208, St. Louis, MO 63105.

ADDITIONAL INFORMATION ABOUT SHARE EXCHANGES

* If the shares being surrendered for exchange are represented by a certificate, you must return the certificate to Lindner Management before the conversion can be made.

* Once you have made an exchange request by telephone or mail, it is irrevocable and you may not modify or cancel it.

* The value of the shares surrendered and the value of the shares acquired are the NAVs of such shares next computed after receipt of an exchange order.

* Shares may not be exchanged unless you have furnished the Trust with the correct tax identification number and the certification required by the Internal Revenue Code and Regulations. See
"Withholding Certification."

* An exchange of shares is, for federal income tax purposes, a sale of the shares, on which you may realize a taxable gain or loss.

* If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, Lindner Management will require evidence satisfactory to it of the authority of the individual signing the request.

* Under most circumstances, a bank, broker or benefit plan administrator that owns Institutional Shares of a Fund for the benefit of participants in a tax qualified retirement plan (such as a 401(k) Plan) may not permit participants in such plan to exchange Institutional Shares of a Fund for Investor Shares of that Fund or any other Fund.

SYSTEMATIC WITHDRAWAL PLAN (INVESTOR SHARES ONLY)


A systematic withdrawal plan is available to you if you hold Investor Shares of a Fund whose total account value is at least $15,000 and you wish to withdraw fixed amounts of money from that Fund on a systematic basis. Withdrawals must be in amounts of $50 or more and may be made monthly or quarterly, at an annual rate not exceeding 40% of the value of your Investor

LINDNER FUNDS                                                     42

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

Shares at the inception of your systematic withdrawal plan. If you participate in a systematic withdrawal plan, you may still make additional redemptions whenever you wish.


Under a systematic withdrawal plan, the Fund redeems Investor Shares as of the close of the first business day following the twentieth day of each month in which a withdrawal is made. Each redemption of Shares will result in a gain or loss that you must report on your income tax return. Establishing a systematic withdrawal account constitutes an election by you to reinvest into the Fund all income dividends and capital gains distributions payable on your account.

To participate in the systematic withdrawal plan you must sign a form we will provide upon request and deposit any stock certificates subjected to the plan. You may request to participate in the systematic withdrawal plan and ask questions about it by writing to:

  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

You may terminate the systematic withdrawal plan at any time by written notice to the Funds.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") (INVESTOR SHARES ONLY)


IRAs are available to employed (including self-employed) persons and their non-employed spouses. All contributions to an IRA Plan are invested in Investor Shares of the Fund you select. You will be charged an annual administrative fee of $10 per IRA account, which you may pay separately by check. If the payment is due at the time the account is closed, the fee will be deducted from the withdrawal.


Contributions to an IRA must be post-marked no later than the due date of the tax return (without extensions) for the contribution year for which the contribution is being made. You must request withdrawals from an IRA in writing and include IRS Form W-4P with your request. IRA redemption requests not accompanied by Form W-4P will be subject to income tax withholding.

Firstar Bank, N.A., serves as Custodian for IRAs. The Custodian's fee and other information about IRAs are disclosed in documents including a Disclosure Statement that you must obtain from the Funds before investing in an IRA. You should consult your tax advisor regarding the appropriateness of investing in an IRA. Address written requests for applications to establish an IRA to:

  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

LINDNER FUNDS                                                     43

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

DIVIDENDS, DISTRIBUTIONS AND TAXES

PAYMENT OF DIVIDENDS AND DISTRIBUTIONS

* Record Date: the date the Fund identifies its "shareholders of record" (shareholders entitled to receive the fund's dividend and/or capital gains distribution).

* Ex-Dividend Date: the date the dividend is deducted from the Fund's NAV. Also, the date dividends and/or capital gains are posted. This is normally the day after the Record Date.

* Payment Date (Payable Date): the date dividends and/or capital gains distributions are paid to shareholders.

The Large-Cap Fund, the Small-Cap Fund, the Opportunities Fund and the Market Neutral Fund declare annual dividends from net investment income each December. The Asset Allocation Fund and the Utility Fund distribute substantially all of their net investment income in quarterly dividends generally declared in March, June, September and December, within 15 days after the respective record dates. All of these Funds distribute net realized capital gains, if any, in December.

Dividends paid by each Class of these Funds are calculated at the same time and in the same manner, except that the expenses attributable solely to either the Investor Shares or to the Institutional Shares will be borne solely by that Class. Institutional Shares receive lower per share dividends than Investor Shares because of the higher expenses borne by the Institutional Shares. See "Fund Expenses" and "Distribution and Service Plan".

For the Government Money Market Fund, at the end of each business day that the New York Stock Exchange and the Federal Reserve Banks are open, the Fund's net investment income is declared as a daily dividend to shareholders. Shareholders receive dividends in additional shares of the Government Money Market Fund unless they elect to receive cash. Reinvestment or payment of dividends is done monthly at the NAV of the Government Money Market Fund on the date paid. If you request cash payment, checks are mailed within five business days after the last day of each month.

The Funds may declare additional dividends from net investment income and from net realized capital gains in December. If a Fund declares a dividend and/or a capital gain distribution in October, November, or December and it is made payable during January of the following year, such payment is considered taxable income to the shareholder on December 31 of the year in which the dividend or distribution was declared.

Each Fund automatically reinvests dividends and capital gain distributions in Fund shares at the NAV determined on the day following the record date for such dividends or distributions, unless you provide written notice by the record date indicating your intention to receive such dividend or distribution in cash.

LINDNER FUNDS                                                     44

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

EFFECT OF DIVIDENDS AND DISTRIBUTIONS ON NAV

Any dividends or capital gains distributions paid shortly after you buy shares in a Fund will have the effect of reducing the per share NAV of your shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

FEDERAL TAXATION OF DIVIDENDS AND DISTRIBUTIONS

Each Fund is not liable for federal income taxes to the extent it distributes its taxable income. Additionally, each Fund intends to distribute substantially all capital gains and ordinary income and thus avoid imposition of excise taxes.


You are generally liable for federal income taxes on the income dividends and capital gains distributions of each Fund (whether or not reinvested in the Fund). Distributions in any form may be subject to federal income tax.


Distributions are taxable as ordinary income to the extent derived from a Fund's investment income. Distributions of net capital gains may be taxable at different rates depending upon how long the Fund has held the assets. Distributions of capital gains are taxable to you based on how long a Fund has held a security, not on how long you have owned the Fund shares.

DIVIDENDS RECEIVED DEDUCTION

Each Fund will furnish, upon request, a confirmation to corporate shareholders reflecting the amount of dividends which do not qualify for the 70% dividends received deduction. None of the Government Money Market Fund's net investment income is expected to be derived from dividends, therefore, no part of any distribution from that Fund will be eligible for the dividends received deduction.

OTHER TAX CONSEQUENCES

In addition to the federal income tax consequences described above, there may be other federal, state or local tax considerations applicable to the circumstances of a particular investor. You are urged to consult your tax advisor about the effect of your investment in a Fund on your tax situation. You should also review with your tax adviser the effect of investments by the Government Money Market Fund in repurchase agreements; several states treat the income received by a mutual fund from repurchase agreements as income from sources other than securities of the United States Government or its agencies or instrumentalities, and such income may be subject to state income or intangibles taxes.

The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

LINDNER FUNDS                                                     45

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

DISTRIBUTION AND SERVICE PLAN (INSTITUTIONAL SHARES ONLY)

For its Institutional Class shares only, each Fund has a Distribution and Service Plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that
Institutional Shares of each Fund may pay distribution and other shareholder service related expenses of up to 0.25% each year of the average net assets allocated to Institutional Shares.

Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments pursuant to the Distribution Plan may be made only to reimburse expenses incurred during a rolling 12-month period, subject to the annual limitation.

LINDNER FUNDS                                                     46

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

NOTES









LINDNER FUNDS                                                     47

You can find additional information about the Lindner Funds in its Annual and Semi-Annual Reports to Shareholders and in the Statement of Additional Information ("SAI"). The Annual and Semi-
Annual Reports to Shareholders include financial statements, detailed performance information, portfolio holdings, management's discussion of Fund performance, market conditions and investment strategies and, in the Annual Report only, the auditor's report. The SAI contains more detailed information on all aspects of the Funds and is incorporated by reference in (legally considered to be part of) this Prospectus. To request a free copy of the current Annual or Semi-Annual Report to Shareholders or the current SAI, or to obtain other information about a Fund, write or call:

LINDNER INVESTMENTS
  7711 Carondelet Avenue, Suite 700
  St. Louis, Missouri 63105
  Phone: (800) 995-7777
  Fax: (314) 727-9306
  Internet Website:
  http://www.lindnerfunds.com


You can visit the SEC's Internet Web site (http://www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. Call 1-202-942-8090 for information on the operation of the Public Reference Room.

PROSPECTUS DATED
OCTOBER 6, 2000





[Lindner Logo]

Investor Shares          Ticker Symbols
---------------          --------------
LINDNER ASSET
  ALLOCATION FUND:           LDDVX

LINDNER LARGE-CAP
  FUND:                      LDNRX

LINDNER SMALL-CAP
  FUND:                      LDRSX

LINDNER UTILITY FUND:        LDUTX

LINDNER MARKET
  NEUTRAL FUND:              LDNBX



Lindner Opportunities Fund Investor Shares and Institutional Shares for the other Funds do not yet have ticker symbols.

Investment Company Act File No. 811-7932.




INVESTMENT ADVISER AND TRANSFER AGENT:
Lindner Asset Management, Inc.


CUSTODIAN:
Firstar Bank, N.A.


COUNSEL:
Dykema Gossett PLLC

INDEPENDENT AUDITORS:
Deloitte & Touche LLP

                                 PART B






                          LINDNER INVESTMENTS

                  STATEMENT OF ADDITIONAL INFORMATION

                                  for
                            INVESTOR SHARES
                                  and
                          INSTITUTIONAL SHARES
                                   of
                     LINDNER ASSET ALLOCATION FUND
                         LINDNER LARGE-CAP FUND
                         LINDNER SMALL-CAP FUND
                          LINDNER UTILITY FUND
                      LINDNER MARKET NEUTRAL FUND

                                  and

                            INVESTOR SHARES
                                   of
                       LINDNER OPPORTUNITIES FUND
                  LINDNER GOVERNMENT MONEY MARKET FUND



This Statement of Additional Information ("Statement of Additional Information" or "SAI") is not a Prospectus and should be read in conjunction with the Lindner Investments (the "Trust") Prospectus dated October 6, 2000, which incorporates this SAI by reference (i.e., legally makes this a part of the Prospectus). Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by writing Lindner Investments at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105, or by calling (800) 995-7777.

The Annual Report to Shareholders of Lindner Investments for the fiscal year ended June 30, 2000, which has been distributed to shareholders of each Fund pursuant to Section 30(d) of the Investment Company Act of 1940, is hereby incorporated into this Statement of Additional Information by reference. Copies of this Annual Report will be provided without charge with this Statement of Additional Information.


                            October 6, 2000

                      TABLE OF CONTENTS

                                                         PAGE
LINDNER INVESTMENTS AND THE FUNDS. . . . . . . . . . . . . .3
      Lindner Investments. . . . . . . . . . . . . . . . . .3
      The Funds. . . . . . . . . . . . . . . . . . . . . . .3
DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . .3
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS . . . . . .4
      Lindner Asset Allocation Fund. . . . . . . . . . . . .4
      Lindner Large-Cap Fund . . . . . . . . . . . . . . . .5
      Lindner Small-Cap Fund . . . . . . . . . . . . . . . .6
      Lindner Utility Fund . . . . . . . . . . . . . . . . .6
      Lindner Market Neutral Fund. . . . . . . . . . . . . .7
      Lindner Government Money Market Fund . . . . . . . . .8
      Investment Policies and Restrictions . . . . . . . . 10
      Common Investment Techniques and Types of Securities 12
      General; Portfolio Turnover. . . . . . . . . . . . . 20
MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . 20
      Compensation . . . . . . . . . . . . . . . . . . . . 22
      Code of Ethics . . . . . . . . . . . . . . . . . . . 22
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. . . . 23
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . 24
      Controlling Persons. . . . . . . . . . . . . . . . . 24
      Services Provided by Adviser . . . . . . . . . . . . 24
      Adviser Compensation . . . . . . . . . . . . . . . . 24
      Subadviser (Government Money Market Fund). . . . . . 28
      Transfer Agent . . . . . . . . . . . . . . . . . . . 28
      Administrator. . . . . . . . . . . . . . . . . . . . 29
      Distribution and Service Plan. . . . . . . . . . . . 29
      Custodian and Independent Auditors . . . . . . . . . 31
BROKERAGE ALLOCATION . . . . . . . . . . . . . . . . . . . 31
PURCHASE, REDEMPTION AND PRICING OF SECURITIES . . . . . . 33
      All Funds Other Than Government Money Market Fund. . 34
      Government Money Market Fund . . . . . . . . . . . . 35
ADDITIONAL PERFORMANCE INFORMATION . . . . . . . . . . . . 36
      All Funds Other Than Government Money Market Fund. . 36
      Government Money Market Fund . . . . . . . . . . . . 37
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . 38
CERTAIN OTHER MATTERS. . . . . . . . . . . . . . . . . . . 38
      Liability of Trustees and Others . . . . . . . . . . 38
      Taxation of the Trust. . . . . . . . . . . . . . . . 38
      Description of Series and Shares . . . . . . . . . . 39
      Registration Statement . . . . . . . . . . . . . . . 40
APPENDIX--DESCRIPTION OF BOND RATINGS. . . . . . . . . . . 41

                   LINDNER INVESTMENTS AND THE FUNDS

LINDNER INVESTMENTS

Lindner Investments (the "Trust") is an unincorporated business trust organized under the laws of Massachusetts under a Declaration of Trust dated July 20, 1993. The Declaration of Trust permits the Board of Trustees of Lindner Investments to issue an unlimited number of full and fractional shares of beneficial interest, to create an unlimited number of series of shares and to create an unlimited number of classes of one or more series of shares. Each series, or fund, of the Trust represents a separate portfolio of securities and other assets with its own investment objectives and policies. The assets and liabilities of each fund belong only to, and are borne only by, that particular fund and no other fund. The Trust presently offers shares of beneficial interest in seven separate series: Lindner Asset Allocation Fund, Lindner Large-Cap Fund, Lindner Small-Cap Fund, Lindner Utility Fund, Lindner Market Neutral Fund, Lindner Government Money Market Fund and Lindner Opportunities Fund (the "Funds").

THE FUNDS

Each Fund is classified as an open-end, no-load management investment company under the 1940 Act, commonly known as a "mutual fund." Each Fund is a "diversified" mutual fund, which means that with respect to 75% of a Fund's total assets, that Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

                              DEFINITIONS

For purposes of this Statement of Additional Information, the reader should assume that the terms defined below have the meanings indicated, unless the context requires otherwise.

"Administration Agreements" means the Administrative Service Agreement dated as of May 20, 1996 and the Administration Agreement dated as of July 23, 1999, each of which is between the Trust and the Adviser, which pertain to the Government Money Market Fund and the Opportunities Fund, respectively, together with any amendments.

"Adviser" or "Lindner Management" means Lindner Asset Management, Inc., a corporation organized and existing under the laws of the State of Michigan, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"Advisory Contracts" means the Advisory and Service Contracts dated as of September 23, 1993, December 29, 1994, and June 28, 1995, the
Advisory Contracts dated as of May 20, 1996, and April 1, 1998, and the Advisory Agreement dated as of July 23, 1999, each of which is between the Trust and the Adviser, together with any amendments.

"Agency Agreements" means the Agency Agreement, dated September 23, 1993, as amended, and the Transfer Agency Agreements dated as of May 20, 1996, April 1, 1998 and July 23, 1999, each of which is between the Trust and Lindner Management, together with any amendments.

"Class" means either the class of Investor Shares or the class of Institutional Shares of each Fund other than the Government Money Market Fund and the Opportunities Fund.

"Fund" means each of Lindner Asset Allocation Fund, Lindner Large-Cap Fund, Lindner Small-Cap Fund, Lindner Utility Fund, Lindner Market Neutral Fund, Lindner Government Money Market Fund and Lindner
Opportunities Fund, each of which has been established by the Trust a separate series.


"Prospectus" means the Prospectus of the Trust dated October 6, 2000.


"Trust" means Lindner Investments, a business trust organized and existing under the laws of the Commonwealth of Massachusetts, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"1940 Act" means the federal Investment Company Act of 1940, as amended.

            INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objectives of each Fund are described below. Differences in investment objectives and policies and practices among the Funds, differences in the degree of acceptable risk, tax considerations and the judgment of the portfolio manager are among the factors that can be anticipated to affect the investment return of each Fund. As a result of such differences, the performance results of each Fund may differ even though more than one Fund may utilize similar investment techniques. Each Fund's investment objective is a fundamental investment policy and may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Fund at a meeting at which more than 50% of the shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

LINDNER ASSET ALLOCATION FUND


The investment objective of the Asset Allocation Fund is to produce current income; capital appreciation is a secondary investment objective. The Fund invests in common stocks, convertible and non-convertible preferred stocks, corporate bonds and securities issued or guaranteed by the U.S. government that provide a yield higher than that paid on either the Standard & Poor's 500 Stock Composite Index (the "S&P 500 Index"). To pursue this goal, the Asset Allocation Fund may invest in any type or class of security without regard to market capitalization size. Under normal market conditions, the Asset Allocation Fund will invest in common stocks, fixed income securities, securities convertible into common stocks (such as warrants and preferred stocks) and cash equivalent securities. The Asset Allocation Fund normally invests 45% to 60% of its total assets in common stocks and securities convertible into common stocks, 25% to 50% of its total assets in fixed income securities and up to 30% of its total assets in cash equivalent securities. These securities may be sold in unregistered "private placements" to qualified institutional buyers ("Rule 144A Securities").

The Adviser selects common stocks for the Asset Allocation Fund primarily for the purpose of providing long-term capital growth, and invests predominantly in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings. The Asset Allocation Fund will invest the fixed income portion of its investments in a range of interest-paying debt securities, including corporate bonds, notes, debentures and asset-backed securities, obligations issued or guaranteed by the U.S. government or its agencies and securities representing interests in pools of mortgages issued or guaranteed by the U.S. government or its agencies. Although the Adviser has the ability to invest up to 35% of the Asset Allocation Fund's total assets in debt securities that are rated below investment grade or are unrated ("junk bonds"), the Adviser does not expect to invest more than 5% of the Fund's total assets in junk bonds. See "Common Investment Techniques and Securities - High Risk, High Yield, Lower-Rated Debt Securities." In addition to securities of U.S. companies, the Asset Allocation Fund may invest a portion of its assets in securities of foreign companies (including ADRs) and in securities issued by real estate investment trusts and it may invest a portion of its assets to purchase put options for hedging purposes.


The cash equivalent securities of the Asset Allocation Fund normally consist of short-term obligations (with maturities of 18 months or less) consisting of domestic and foreign commercial paper, variable rate master demand notes, bankers' acceptances, certificates of deposit issued by domestic banks or domestic branches of foreign banks, obligations issued by the U.S. government or its agencies and repurchase agreements. The Asset Allocation Fund may also invest a portion of its assets in securities issued by other investment companies.

For temporary defensive or emergency purposes, the Asset Allocation Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER LARGE-CAP FUND


The investment objective of the Large-Cap Fund is long-term capital appreciation; the production of current income is a secondary investment objective. To pursue this goal, under normal circumstances the Large-Cap Fund will invest at least 65% of its total assets in common stocks and equity securities of large capitalization U.S. companies, which are those that have a market capitalization in the range of the Russell 1000 Index. At June 30, 2000, this range of capitalization was from $1.6 billion to $520 billion. Equity securities also includes preferred stocks, securities convertible into common stock and warrants to purchase common stocks. Stock selection may reflect either a growth or value investment approach. The Large-Cap Fund generally invests in between 50 to 400 U.S. companies that are diversified across sectors. The Large-Cap Fund has tended to emphasize, or overweight, certain sectors that the Adviser believes offer greater potential for growth of capital at the time, such as financial services, technology and energy stocks. These weightings may change from time to time. The Large-Cap Fund may borrow money from banks to use for investment purposes (a practice know as "leverage"), which may increase the risk of loss to investors.


When selecting securities for the Large-Cap Fund, the Adviser blends quantitative and fundamental financial analyses to identify companies with strong cash flows, secure market franchises and revenue growth that is among the highest for the particular industry. A strong balance sheet and strong management are other factors that the Adviser considers. In addition to securities of U.S. companies, the Large-Cap Fund may invest a portion of its assets in securities of foreign companies (including ADRs), in debt securities and it may invest a portion of its assets to purchase put options for hedging purposes. The Large-Cap Fund also may invest a portion of its assets in Rule 144A Securities and in equity securities issued by real estate investment trusts.

For temporary defensive or emergency purposes, the Large-Cap Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. Government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Large-Cap Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER SMALL-CAP FUND


The investment objective of the Small-Cap Fund is capital appreciation; the production of current income is a secondary investment objective.
To pursue this goal, under normal circumstances the Small-Cap Fund will invest at least 65% of its total assets in common stocks and equity securities of U.S. small capitalization companies, which are those having a market capitalization in the range of the Russell 2000 Index. At June 30, 2000, this range of capitalization was from $178 million to $1.5 billion. Equity securities also includes preferred stocks, securities convertible into common stock and warrants to purchase common stocks. Stock selection may reflect either a growth or value investment approach.


When choosing stocks, the Adviser uses both fundamental and quantitative financial analyses to identify companies with outstanding management, substantial cash flows, potential for revenue growth in both existing and new markets and a potential for some catalyst or factor to cause the stock's price to rise. The Fund generally invests in between 25 and 125 companies that are diversified across many industries, and it may invest substantially in certain selected sectors which the Adviser believes will offer better opportunities for capital growth at the time. The Fund is diversified across sectors. In addition to securities of U.S. companies, the Small-Cap Fund may invest a portion of its assets in securities of foreign companies (including ADRs) and in debt securities (including up to 20% of its assets in junk bonds), in Rule 144A Securities, in equity securities issued by real estate investment trusts and it may invest a portion of its assets to purchase put options for hedging purposes.

For temporary defensive or emergency purposes, the Small-Cap Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. Government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Small-Cap Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER UTILITY FUND


The Utility Fund's investment objective is to produce a current income; capital appreciation is a secondary investment objective. To pursue this goal, under normal circumstances the Utility Fund will invest at least 65% of its total assets in common stocks, securities convertible into common stocks, and nonconvertible preferred stocks and bonds issued by domestic and foreign regulated public utility companies, including gas, electric, telecommunications, cable television, water and energy companies ("Utilities"), and in companies that are in businesses related to such Utilities, such as suppliers of raw materials. Some of these securities may be Rule 144A Securities or junk bonds (up to 35% of total assets).


The Adviser looks for Utilities that it believes are undervalued for identifiable reasons not considered to be fundamental, and Utilities that are believed to have long-term growth prospects substantially better than the economy as a whole. In addition to securities of Utilities, the Utility Fund may invest a portion of its assets to purchase put options for hedging purposes.

For temporary defensive or emergency purposes, the Utility Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. Government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Utility Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER MARKET NEUTRAL FUND


The investment objective of the Market Neutral Fund is long-term capital appreciation in both bull and bear markets. The Fund maintains minimal exposure to general equity market risk by always having both long and short positions in equity securities issued by U.S. companies. Long positions will be held in those securities that the Adviser has identified as undervalued and short positions will be held in equity securities that the Adviser has identified as overvalued. To pursue this goal, the Market Neutral Fund will invest substantially all of its assets in common stocks, securities convertible into common stocks without regard to quality or rating, short positions in common stocks and securities convertible into common stocks, and, to a limited degree, non-convertible preferred stocks and debt securities without regard to quality or rating. Some of these securities may be Rule 144A Securities. The Market Neutral Fund may borrow money from banks to use for investment purposes (a practice know as "leverage"), which may increase the risk of loss to investors.


By taking long and short positions in different securities with similar characteristics, the Market Neutral Fund attempts to cancel out the effect of the general stock market movements on the Fund's performance. The Adviser will determine the size of each long and short position in analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Market Neutral Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally and certain other risk factors.

The Market Neutral Fund's performance objective is to achieve a total return in excess of the total return on the 3-month U.S. Treasury Bill. Its performance is not expected to correlate with the direction of any major U.S. stock market or any general stock market index. However, the Market Neutral Fund is different from an investment in 3-month U.S. Treasury Bills because U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, have a fixed rate of return and a short duration and have minimal risk of losing capital. In addition, the short selling activities of the Market Neutral Fund will accelerate the recognition of gains for federal income tax purposes because any gains on short sales are short-term capital gains for tax purposes, taxable at ordinary income tax rates. This may increase the income taxes paid by shareholders of the Market Neutral Fund.

For temporary defensive or emergency purposes, the Market Neutral Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. Government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Market Neutral Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER OPPORTUNITIES FUND


The investment objective of the Opportunities Fund is long term capital growth. To pursue this goal, the Opportunities Fund will focus its investments in common stocks, and securities convertible into common stocks, of U.S. companies that have been selected for their growth prospects relative to their valuations, without regard to market capitalization size. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks of companies with small, medium or large capitalizations, or a combination of both types, depending on the Adviser's judgment as to which styles or sectors are currently in favor or are about to come into favor. The Adviser will seek out those companies it believes have superior management and are favorably situated to produce above-average earnings growth over time while maintaining enough cash to finance future growth in their businesses, including foreign companies whose securities are traded on a U.S. securities exchange in the form of American Depositary Receipts. Investments are carefully monitored and may emphasize those industries or sectors that the Adviser believes will offer more favorable opportunities in light of changing economic, social and political conditions or trends. The Adviser will also seek investment opportunities in companies involved in prospective acquisitions, reorganizations, spin-offs, consolidations and liquidations. In addition, the Adviser will look for opportunities in turn-around situations and in securities it believes to be priced substantially lower than their intrinsic value. The Adviser does not place any emphasis on dividend or interest income, except when it believes that this income will have a favorable influence on the market value of a security.

The Opportunities Fund primarily invests in common stocks and securities convertible into common stocks issued by well-known and established companies and smaller, less well-known companies. However, the Opportunities Fund may also invest in preferred stocks, common stock rights or warrants, depositary receipts or debt securities, if the Adviser believes that they offer opportunities for growth in capital value. The Opportunities Fund may invest a portion of its assets in Rule 144A Securities and may invest up to 5% of its total assets in put or call options and options on indexed securities or securities indices for hedging purposes.


For temporary defensive or emergency purposes, the Opportunities Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Opportunities Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER GOVERNMENT MONEY MARKET FUND

The investment objective of the Government Money Market Fund is to produce current income consistent with preservation of capital and liquidity. To pursue this goal, the Government Money Market Fund will invest exclusively in United States dollar-denominated obligations. The dollar-weighted average maturity of the Government Money Market Fund will not exceed 90 days, and all securities purchased will have a maturity of 397 days or less at the time of acquisition (except for securities underlying certain repurchase agreements and certain variable rate and floating rate instruments). Normally, the Government Money Market Fund will hold securities to maturity but may dispose of any instrument if the Adviser deems the action appropriate because of redemption requirements, reduction in credit quality, a reduction in the instrument's rating, or other reasons. Even though most securities are expected to be held to maturity, the fact that they will have maturities of 397 days or less will result in high portfolio turnover. The Government Money Market Fund seeks to maintain a constant $1.00 per share net asset value, although this cannot be assured.

The Government Money Market Fund will invest in short-term securities issued or guaranteed by the United States Government, its agencies and instrumentalities and in repurchase agreements secured by such securities. These include issues of the United States Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an Act of Congress. Issues of such agencies and instrumentalities may include, for example, securities issued by the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Some of these securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are not full faith and credit obligations of the U.S. Treasury but are supported to a limited extent by the discretionary authority of the U.S. Treasury to make loans to the issuer; and others, such as securities issued by the Federal Home Loan Banks, are sponsored by the U.S. Government but are supported only by the credit of the instrumentality itself. No assurance can be given that the U.S. Government would provide financial support to its sponsored instrumentalities if it is not obligated to do so by law. The Government Money Market Fund will invest in the securities of such an instrumentality only when it is satisfied that the credit risk with respect to such instrumentality is minimal. The Government Money Market Fund does not invest in obligations insured by the Federal Deposit Insurance Corporation.

The Government Money Market Fund may also engage in repurchase agreement transactions, and its investment portfolio may from time to time consist entirely of securities subject to repurchase agreements. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period.

The Government Money Market Fund may enter into repurchase agreements with respect to its portfolio securities with brokers, dealers, and commercial banks, and will engage in such transactions only with institutions included on the Federal Reserve System's list of institutions, commonly referred to as "primary dealers", with whom the Federal Reserve open market desk will do business. Repurchase agreements are considered loans collateralized by the underlying securities. The Government Money Market Fund will not invest more than 20% of its net assets in repurchase agreements with any one primary dealer. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 102% of their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Government Money Market Fund's ability to dispose of the underlying securities. The Adviser reviews the credit-worthiness of institutions with whom the Government Money Market Fund enters into repurchase agreements to evaluate these risks, and also monitors the status of repurchase agreements to insure that the value of the collateral equals or exceeds 102% of the amount of the repurchase obligation and in the event of a shortfall takes such action as it deems appropriate (which may include a demand for additional collateral from the selling institution and will include such a demand if the value of the collateral has fallen below 100% of the amount of the repurchase obligation).

This fund may also lend its portfolio securities to brokers, dealers, and financial institutions provided that cash or cash equivalent collateral, or letters of credit to the extent permitted by law, equal to at least 100% of the market value of the securities loaned, is maintained by the borrower. Any loans of portfolio

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

securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

INVESTMENT POLICIES AND RESTRICTIONS

The following investment policies and restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or restriction states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.

Fundamental Investment Policies and Restrictions

The following investment policies and restrictions are matters of fundamental policy and may not be changed without the approval of the holders of the lesser of (a) 67% of the shares of the Fund at a meeting at which more than 50% of the shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

     1. Each Fund may borrow money from banks of up to 5% of net assets for temporary or emergency purposes, and not for investment leveraging. Each Fund, other than the Government Money Market Fund, may also borrow money or issue senior securities and use such borrowings for investment purposes in amounts up to 33-1/3% of its total assets at the time of a borrowing (including the amounts borrowed), and pledge its assets to the extent required by any lender or holder of senior securities (including purchases of securities on margin). However, as a non-fundamental operating policy, the Board of Trustees has imposed a restriction on such borrowings of not more than 5% of a Fund's total assets. This operating restriction may be changed by the Board of Trustees without approval or action by the shareholders of the affected Fund or Funds.

     2. The Funds will not underwrite securities of other issuers, except when a Fund may be deemed to be an underwriter as defined in the Securities Act of 1933 in connection with the disposition of a restricted security or a Rule 144A security.

     3. None of the Funds will invest more than 25% of its total assets in securities issued by companies in the same industry, except that the Utility Fund under normal circumstances will invest at least 65% of its total assets in securities issued by Utilities.

     4. None of the Funds will purchase or sell commodities or commodity contracts.

     5. None of the Funds will purchase or sell interests in real estate (including limited partnership interests) or interests in real estate mortgage loans, except that each Fund other than the Utility Fund and the Government Money Market Fund may invest up to 15% of its total assets in securities representing interests in real estate investment trusts ("REITs") whose shares are listed for trading on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market.

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     6.   The Funds will not make loans to other persons, other than loans of portfolio securities. For purposes of this restriction, the purchase of notes, bonds or other evidence of indebtedness, or the entry into repurchase agreements are not considered loans.

     7. None of the Funds other than the Opportunities Fund (for which a similar investment restriction is non-fundamental) will purchase illiquid securities in excess of 15% of net assets (10% of net assets in the case of the Government Money Market Fund) at the time of purchase, or securities whose sale would not be permitted without registration under the Securities Act of 1933 (the "1933 Act"), other than securities qualifying as Rule 144A Securities under the 1933 Act. For purposes of this restriction, illiquid securities include indebtedness of companies originally incurred in connection with a loan from a bank, insurance company or other financial institution, mortgage derivative Interest Only securities and repurchase agreements with maturities of more than seven days.

     8. The Asset Allocation Fund, Large-Cap Fund, Small-Cap Fund, Utility Fund and Market Neutral Fund may not invest more than 25% of their total assets in Rule 144A Securities. The Government Money Market Fund will not invest in Rule 144A Securities.

     9. None of the Funds will purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market would be invested in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities.

     10. The Opportunities Fund may not mortgage or pledge any of its assets, except to the extent necessary to effect permitted borrowings; this limitation does not prohibit escrow, collateral or margin arrangements in connection with the purchase of put options.

Operating (Non-Fundamental) Investment Policies and Restrictions

The following investment policies and restrictions have been approved by the Board of Trustees as operating policies, which means that the Board of Trustees may change any or all of these policies without a vote or approval by the shareholders of the Fund or Funds affected by the policy or restriction:

     1. None of the Funds other than the Market Neutral Fund will make short sales of securities unless at the time of such short sale the Fund owns or has the right to acquire, as the result of the ownership of convertible or exchangeable securities or a pending merger or acquisition (and without payment of additional consideration) an approximately equal amount of such securities that it will retain so long as the Fund is in a short position (commonly known as short sales "against the box"). If such a pending merger or acquisition does not occur, or if a Fund disposes of such convertible or exchangeable securities, the Fund will cover the short position at the soonest possible time. The Market Neutral Fund intends to make short sales even if it does not own or have the right to acquire the underlying security.


     2. The Asset Allocation Fund, Large-Cap Fund, Small-Cap Fund, Utility Fund and Market Neutral Fund may invest up to 5% of total assets in the purchase of put options for hedging purposes only, not for speculative purposes. None of these Funds may sell put or call options or any combination of put and call options. The Opportunities Fund may invest up to 5% of its total assets in the purchase of put or call options for hedging

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

          purposes only, not for speculative purposes, but it may not sell put options or write ("sell") call options.


     3. The Opportunities Fund does not intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     4. The Opportunities Fund does not intend to purchase securities on margin, except to the extent that the Fund may make use of leverage (borrowings) and is required to pledge securities as collateral for such borrowings, and except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

COMMON INVESTMENT TECHNIQUES AND TYPES OF SECURITIES

The following information contains more detailed information about the types of investments in which a Fund may invest, investment strategies that the Adviser may employ in pursuit of a Fund's investment objective and a summary of the related risks.

COMMON STOCK. Common stock represents an equity or ownership interest in a company. In the event a company is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

PREFERRED STOCK. Preferred stock is a class of equity or ownership in a company that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of debt securities (such as bonds, notes or debentures) take precedence over the claims of those who own preferred and common stock.

DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities are sold at a discount from their face values. Debt securities include corporate bonds, notes and debentures, debt obligations issued by the U.S. government or its agencies or by state and local governmental authorities, and mortgage and other asset-backed securities issued by certain U.S. governmental agencies.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will

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

vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.


INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality debt securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated at least BBB by Moody's Investors Service or at least Baa by Standard & Poor's, or is unrated but considered to be of equivalent quality by the Adviser. See the Appendix to this Statement of Additional Information for a description of these ratings.

HIGH-RISK, HIGH-YIELD, LOWER-RATED DEBT SECURITIES ("JUNK BONDS"). All of the Funds other than the Government Money Market Fund may from time to time invest in lower-rated, high-yield/high-risk securities rated BB or lower by S&P or Ba or lower by Moody's that have poor protection of payment of principal and interest. See the Appendix to this Statement of Additional Information for a description of these ratings. These securities often are considered to be speculative and to involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. However, the Adviser does not anticipate that a material amount of assets of any of the Funds will be invested in junk bonds during the foreseeable future. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market has experienced an increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. These junk bonds are subject to certain risks that may not be present with investments in higher grade securities, including the following:


     * High Yield Bond Market. Generally, it should be recognized that an economic downturn is likely to have a negative effect on the junk bond market and on the value of junk bonds held by the Funds, as well as on the ability of the issuers to repay principal and interest on their borrowings.

     * Sensitivity to Interest Rate and Economic Changes. Although prices of junk bonds may be less sensitive to interest rate changes than higher-rated investments, junk bonds are generally more sensitive to adverse economic changes or individual corporate developments. During a strong economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Accordingly, there

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

          could be a higher incidence of default. This would adversely affect the value of junk bonds and a Fund's net asset value. In addition, if the issuer of a security defaulted, the Funds might incur additional expenses to seek recovery. Periods of economic uncertainty also increase volatility of market prices of junk bonds and a Fund's resulting net asset value.

     * Payment Expectations. Generally, when interest rates rise, the value of bonds, including junk bonds, tends to decrease; when interest rates fall, the value of bonds tends to increase. If an issuer of a high-yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Funds would have to replace the security, which could result in a decreased return for holders of shares in the Funds. Conversely, if a Fund were to experience unexpected net redemptions in a rising interest rate market, they might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which a Fund's expenses could be allocated and a reduced rate of return for the Fund.

     * Liquidity and Valuation. Junk bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of junk bonds tend to be institutions, rather than individual investors, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many junk bonds may not be as liquid as higher-grade bonds. The ability of a Fund to value or sell junk bonds will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and, therefore, the responsibility of the Trust's Board of Trustees to value junk bonds becomes more difficult, with judgment playing a greater role.

Since the risk of default is higher for junk bonds, the Adviser's research and credit analysis are an integral part of managing securities of this type that are held by the Funds. In considering investments for the Funds, the Adviser attempts to identify those issuers of junk bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. In addition, the Funds may chose, at their expense or in conjunction with others, to pursue litigation or otherwise exercise their rights as holders of debt securities if they determine this course of action to be in the best interest of their shareholders.

FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Foreign markets and regulatory systems may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased

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

risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Foreign investing also involves political and economic risks. Foreign investments may be adversely affected by actions of foreign governments, including expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. No assurance can be given that the Adviser will be able to anticipate or counter these potential events. The Funds may invest in American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs"), which are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a banker or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.


For the Utility Fund, holdings in foreign securities are limited to 35% of total assets, including a limit of 10% of total assets in securities primarily traded in the markets of any one country. As operating policies, the Large-Cap Fund and the Small-Cap Fund may invest up to 25% of total assets in foreign securities; however, these limitations are not fundamental policies and may be changed without the consent of the holders of the majority of the Fund's outstanding voting securities. However, the Adviser does not anticipate that a material amount of assets of any of the Funds will be invested in foreign securities during the foreseeable future.


SECURITIES LENDING. Each of the Funds, other than the Utility Fund and the Government Money Market Fund, may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of a Fund or the borrower. The Funds may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or intermediary broker. Because there may be delays in the recovery of securities loaned, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose credit-worthiness is deemed satisfactory by the Adviser. In addition, securities loans will only be made if, in the judgment the Adviser, the consideration to be earned from such loans would justify the risk. The Utility Fund and the Government Money Market Fund may not lend portfolio securities.

The Adviser understands that it is the current view of the SEC staff that the Funds may engage in securities loan transactions only under the following conditions: (1) the Funds must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) exceeds the value of the collateral; (3) after giving notice, the Funds must be able to terminate the loans at any time; (4) the Funds must receive reasonable interest on the loans or flat fees from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loans and to any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loans; (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loans or by entering into alternative arrangements with the borrower; and (7) the Board of Trustees makes arrangements to vote or consent with respect to a material event affecting the securities on loan. Cash received through loan

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

transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market risks.

LEVERAGE. As described above, each Fund other than the Government Money Market Fund has the ability to borrow money and use the borrowings for investment purposes ("leverage"). Leveraging creates an opportunity for increased net income and capital appreciation but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expense for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed monies is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Borrowing may not exceed the limits established from time to time by the Board of Trustees. If, due to market fluctuations or other reasons, a Fund must sell securities to repay borrowings, the Fund may have to do so at a time when it is disadvantageous.

ILLIQUID INVESTMENTS. Each Fund other than the Government Money Market Fund may invest a portion of assets in illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of investments and, through reports from the Adviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of investments, the Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security, and (v) the nature of the marketplace for trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered to be illiquid include over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, Interest Only mortgage derivative securities and any other restricted or foreign securities determined by the Adviser to be illiquid. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than the permitted percentage of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop,

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

the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities may also be illiquid securities (see above).

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Fund will only purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in market value based upon the public's perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary more than otherwise. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

A separate account consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

SECURITIES OF REAL ESTATE INVESTMENT TRUSTS. Each Fund other than the Utility Fund and Government Money Market Fund may invest in equity securities or debt obligations issued by real estate investment trusts ("REITs"). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS.  The Funds may invest in repurchase agreements.
A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market.
In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. As an operating policy, the Funds will not invest in repurchase agreements maturing in more than seven days.

SHORT SALES The Market Neutral Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through shorts sales. Short sales are transactions in which the Market Neutral Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Market Neutral Fund. To complete such a transaction, the Market Neutral Fund must borrow the security to make delivery to the buyer. The Market Neutral Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Market Neutral Fund. Until the security is replaced, the Market Neutral Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Market Neutral Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Market Neutral Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Market Neutral Fund also will incur transaction costs in effecting short sales.


Short sales have certain special risks associated with them. For example, the Market Neutral Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Market Neutral Fund replaces the borrowed security. There can be no assurance that the Market Neutral Fund will be able to close out the position at any particular time or at an acceptable price. The Market Neutral Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Market Neutral Fund may be required to pay in connection with a short sale. Although the Fund's gain is limited to the amount at which it sold a security short, less the price of the borrowed security, the Fund's loss is potentially unlimited, since the price of a security sold short could theoretically rise indefinitely.

Until the Market Neutral Fund replaces a borrowed security in connection with short sales, the Market Neutral Fund will: (a) maintain daily a segregated account containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

In addition, the Asset Allocation Fund, Large-Cap Fund, Small-Cap Fund, Utility Fund, Market Neutral Fund and Opportunities Fund also may make short sales "against the box," which occurs when a security identical to one owned by the Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.


PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the option, obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price, regardless of any decline in the underlying security's price. To obtain this right, a Fund will pay a market price for the option, known as the option premium. A Fund that buys a put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, the Fund can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs.)

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. This hedge protection is provided during the life of the call option since the Fund, as holder of the call option, obtains the right (but not the obligation) to buy the option's underlying security at a fixed strike price, regardless of any increase in the underlying security's price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Options can have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts; however, a Fund will only purchase exchange-traded or OTC put options on exchange-traded securities or on recognized securities indices (such as the S&P 500 Index) for hedging purposes. The Board of Trustees has approved investments by certain Funds only in put or call options on specific securities or on indices of securities prices. A Fund may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale or purchase of the underlying instrument at the strike price, which may be higher or lower than the current market price. The Fund also may terminate a put or call option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.


LIQUIDITY OF OPTIONS. No assurance can be given that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying security's current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options also could be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (i.e., options not traded on exchanges) ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

ASSET COVERAGE FOR OPTIONS POSITIONS. A Fund must comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options by mutual funds, and if the guidelines so require will segregate cash and/or appropriate high-grade liquid debt assets in the amount prescribed. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

GENERAL; PORTFOLIO TURNOVER


There is no assurance that a Fund will meet its investment objective or that there will not be substantial losses in any given investment.
Also, at anytime, the value of a Fund's shares may be more or less than an investor's cost. Under normal circumstances, the portfolio turnover rate for each Fund other than the Opportunities Fund and the Market Neutral Fund is anticipated to be less than 75% per year. The portfolio turnover rate for the Market Neutral Fund will be substantially higher than this and could be as high as 1,000% per year. The portfolio turnover rate for the Opportunities Fund is anticipated to be less than 300% but under certain market conditions, or in times when more than 50% of its total assets are held in cash or cash equivalents, the portfolio turnover rate could also be as high as 1,000% per year. The portfolio turnover rates for the Large-Cap, Small-Cap, Asset Allocation, Opportunities and Market Neutral Funds exceeded these objectives for the year ended June 30, 2000, due to significant changes in each Fund's portfolio that were deemed appropriate by the Adviser's new portfolio management group. A Fund's portfolio turnover rate will be calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

                   MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. The Officers and Trustees of the Trust are listed below, together with information regarding their principal business occupations during at least the past five years and their ages. Each of the Trustees of the Trust was elected as a trustee at the inception of the Trust in 1993 and has served continuously since that date. Trustees who are "interested persons" of the Trust, as defined in
Section 2(a)(19) of the 1940 Act, are indicated with an asterisk.


                              POSITION(S)
                              HELD WITH      PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS         THE TRUST      DURING PAST FIVE YEARS
---------------------         ---------      ----------------------
Doug T. Valassis<F*>, 48      Chairman       Chairman and Trustee of the Trust.  Chairman, a
520 Lake Cook Road            of the         Director and Treasurer of the Adviser since 1993.
Suite 380                     Board and      President of Franklin Enterprises, Inc., a private
Deerfield, IL 60015           Trustee        investment firm, for more than five years.

Eric E. Ryback<F*>, 48        President      President and Trustee of the Trust.  President and
7711 Carondelet Ave.          and Trustee    a Director of the Adviser since 1993.
Suite 700
St. Louis, MO 63105

John R. Elder, 52             Vice           Vice President-Administration of Adviser since
7711 Carondelet Ave.          President,     1999.
Suite 700                     Secretary and
St. Louis, MO 63105           Treasurer

Robert L. Byman, 54           Trustee        Partner in the law firm of Jenner & Block, Chicago,
Jenner & Block                               Illinois, for more than five years.
One IBM Place
Chicago, IL 60611

Terrence P. Fitzgerald, 45    Trustee        Vice President, Development Director, The Mills
2407 Stryker Avenue                          Corporation, since 1996.  Senior counsel, The May
Vienna, VA 22181                             Department Stores from 1993 until 1995.

Marc P. Hartstein, 47         Trustee        Director--Industry Development of Anheuser-Busch,
3 Middlebrook Lane                           Inc.  Also owns Hart Communications, a research
St. Louis, MO 63141                          strategic planning and image development firm.

Peter S. Horos, 51            Trustee        Investment Manager, Allstate Life Insurance
All State                                    Company, Northbrook, Illinois, for more than five
3075 Sanders Road                            years.
Northbrook, IL 60062

Donald J. Murphy, 57          Trustee        President of Murcom Financial, Ltd., a private
141 Jackson Blvd.                            investment firm, for more than five years.
Chicago, IL 60604


                               21


Dennis P. Nash, 49            Trustee        President, Nellis Feed Company, a feed
Nellis Feed Company                          ingredient broker, for more than five years.
899 Skokie Blvd.
Northbrook, IL 60062


The Board of Trustees has established an Audit Committee comprised of all Trustees who are not "interested persons" of the Trust, and Mr. Murphy is the Chairperson of this Committee. The principal responsibilities of the Audit Committee are to recommend to the Board the selection, retention or termination of independent auditors, review the compensation paid to the independent auditors and the terms of their engagement, review the arrangements for and scope of the annual audit of the Trust's financial statements and consider the adequacy of the Trust's internal controls to provide reasonable assurance that its financial statements are presented fairly and in conformity with generally accepted accounting principles.

COMPENSATION


During the fiscal year ended June 30, 2000, Trustees of Lindner
Investments received the following compensation from the Trust, which is the only group of mutual funds managed by the Adviser:

                                                   AGGREGATE REMUNERATION
      NAME AND CAPACITY IN WHICH                   RECEIVED FROM THE TRUST
      REMUNERATION WAS RECEIVED                    WITH RESPECT TO ALL FUNDS
      -------------------------                    -------------------------
      Robert L. Byman, Trustee                              $12,125
      Terrence P. Fitzgerald, Trustee                        10,900
      Marc P. Hartstein, Trustee                             12,125
      Peter S. Horos, Trustee                                12,125
      Donald J. Murphy, Trustee                              12,125
      Dennis P. Nash, Trustee                                10,900
      Eric E. Ryback, Trustee and President                       0
      Doug T. Valassis, Trustee and Chairman                      0


There are no pension or retirement benefit plans or programs in effect for Trustees of the Trust. None of the officers of the Trust receive any remuneration from the Trust.

CODE OF ETHICS


Officers, directors and employees of the Adviser are permitted to engage in personal securities transactions (including securities that may be purchased or held by the Funds), subject to the Code of Ethics (the "Ethics Code") that has been approved by the Board of Trustees of the Trust and the Board of Directors of the Adviser. The Ethics Code restricts certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions to the Adviser's Vice President - Administration (or his designee), and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, Trustees and all Investment Personnel (e.g., portfolio managers, analysts and traders and control persons who obtain information concerning recommendations regarding securities purchases or sales) of the Trust from purchasing or selling any security that the person knows or believes is being considered for purchase or sale by any series of the Trust, or is being purchased of sold by any series of the Trust. The Ethics Code also prohibits Investment Personnel from (i) purchasing or selling any security within seven calendar days of the purchase or sale of the security by any series of the Trust, (ii) engaging in short-term trading (a purchase and sale or vice-versa within 60 days), (iii) purchasing securities for his own account during an initial or secondary public offering with prior approval by a specified officer of the Adviser, (iv) purchasing securities in a private placement by a publicly-owned company without prior approval by a specified officer of the Adviser, or (v) purchasing or selling any security for his own account without prior approval of a specified officer of the Adviser. Any profit realized in these prohibited transactions must be paid over to the Trust. Officers, Trustees and Investment Personnel are required to direct their broker to forward duplicate copies of all trade confirmations and periodic account statements to the Adviser's Vice President - Administration. All officers, Trustees and Investment Personnel are required to submit quarterly reports to their securities transaction and also require to disclose all securities beneficially owned by them annually. The Trust's Adviser has adopted substantially the same code.


          CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shareholders of each Fund will vote by series except as otherwise required by the 1940 Act. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights when voting on the election of Trustees. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The shares of each Fund other than the Government Money Market Fund and Opportunities Fund are divided into two Classes. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as to any matter that affects only one Class of shares or as otherwise required by law. Only holders of Institutional Shares will be entitled to vote on matters relating to the Trust's Distribution Plan for that class of shares.


At September 15, 2000, no person beneficially owned, either directly or indirectly, more than 25% of the voting securities of the Trust or any Fund, nor had the Trust or any Fund or any other person acknowledged or asserted the existence of control over the Trust or any Fund, nor had there been any adjudication under the 1940 Act that control over the Trust or any Fund exists. In addition, at September 15, 2000, no person owned of record or was known by the Trust to own of record or beneficially 5% or more of any series of the Trust.

At September 15, 2000, the officers and Trustees of the Trust, as a group, owned the following amounts of shares in each Fund:

                                                   NO. OF
      NAME OF FUND                                 SHARES       % OF TOTAL
      ------------                                 ------       ----------
      Lindner Asset Allocation Fund
            Investor Shares                     114,286 shs.       0.61%
            Institutional Shares                      0 shs.       0.00%
      Lindner Large-Cap Fund--
            Investor Shares                     156,059 shs.       0.78%
            Institutional Shares                      0 shs.       0.00%
      Lindner Small-Cap Fund
            Investor Shares                     122,922 shs.       4.10%
            Institutional Shares                      0 shs.       0.00%


                               23



      Lindner Utility Fund
            Investor Shares                      15,304 shs.       0.67%
            Institutional Shares                      0 shs.       0.00%
      Lindner Market Neutral Fund
            Investor Shares                      10,535 shs.       0.27%
            Institutional Shares                      0 shs.       0.00%
      Lindner Opportunities Fund
            Investor Shares                      20,980 shs.      12.94%
      Lindner Government Money Market Fund
            Investor Shares                     371,960 shs.       0.97%


                 INVESTMENT ADVISORY AND OTHER SERVICES

CONTROLLING PERSONS


The Funds' Adviser, Lindner Asset Management, Inc., is controlled by The George F. Valassis Stock Trust and other trusts established for the benefit of Mr. Valassis's family members (collectively, the "Valassis Trusts"), which as of June 30, 2000, held 52% of the voting securities of the Adviser. Doug T. Valassis is a co-Trustee of the Valassis Trusts and serves as the Chairman of the Board of Directors of the Trust and the Adviser. The other co-Trustees of the Valassis Trusts are Edward W. Elliott, Jr., and D. Craig Valassis, the brother of Doug T. Valassis. Mr. Doug Valassis and Mr. Elliot each also individually own 6.5% of the common stock of the Adviser. Certain officers of the Trusts also serve as officers of the Adviser. See "Management of the Trust".


SERVICES PROVIDED BY ADVISER

Under the Advisory Contracts and the Administration Agreements, the Adviser provides each Fund with investment advisory services, office space, and personnel, and pays the salaries and fees of the Trust's officers and Trustees who are "interested persons" of the Trust and all personnel rendering clerical services relating to the investments of each Fund. The Adviser also pays all promotional expenses of the Trust, including the printing and mailing of the prospectus to people who are not current shareholders. The Trust pays all other costs and expenses including interest, taxes, fees of Trustees who are not "interested persons" of the Trust, other fees and commissions, expenses directly related to the issuance and redemption of shares (including expenses of registering or qualifying shares for sale in each state), charges of custodians, transfer agents, and registrars, the costs of printing and mailing reports and notices to shareholders, auditing services and legal services, and other expenses not expressly assumed by the Adviser.

ADVISER COMPENSATION

ASSET ALLOCATION FUND

The Advisory Contract for the Asset Allocation Fund requires payment of a quarterly fee to the Adviser at the annualized rate of 7/10 of 1% of the average net assets of the Asset Allocation Fund not in excess of $50 million, 6/10 of 1% of the Asset Allocation Fund's average net assets in excess of $50 million and up to $200 million and 5/10 of 1% of the Asset Allocation Fund's average net assets in excess of $200 million. For purposes of computing the quarterly fee, the Asset Allocation Fund's average net assets are calculated by dividing the sum of the Asset Allocation Fund's net assets at the beginning and end of each month in the fiscal quarter by six.

LARGE-CAP FUND

The Advisory Contract for the Large-Cap Fund requires payment of a basic fee to the Adviser of 0.7% per annum of the first $50 million of average net assets of the Large-Cap Fund, plus 0.6% of the next $350 million and 0.5% of the excess over $400 million, subject to increase or decrease (performance bonus or penalty) depending on the Large-Cap Fund's investment performance compared with the investment record of the Russell 2000 Index. Investment performance of the Large-Cap Fund means the sum of the change in its net asset value during the fiscal year and the value of dividends and capital gains distributions per share accumulated to the end of the fiscal year, expressed as a percentage of net asset value per share at the beginning of the fiscal year. In computing the investment performance of the Large-Cap Fund and the investment record of the Index, distributions of realized capital gains by the Large-Cap Fund, dividends paid by the Large-Cap Fund out of its investment income, and all cash distributions of the Companies whose stocks comprise the Russell 2000 Index, are treated as reinvested.

                         FEE SCHEDULE FOR LARGE-CAP FUND
      IF THE LARGE-CAP FUND'S              FIRST $50   NEXT $350  EXCESS OVER
      PERFORMANCE EXCEEDS THE              MILLION     MILLION    $400 MILLION
      INDEX BY:                            OF ASSETS   OF ASSETS  OF ASSETS
                                           ---------   ---------  ---------
         more than 12%                       0.9%        0.8%        0.7%
         more than 6% but less than 12%      0.8%        0.7%        0.6%
         less than 6%                        0.7%        0.6%        0.5%

      IF THE LARGE-CAP FUND'S
      PERFORMANCE FALLS BELOW
      THE INDEX BY:
         less than 6%                        0.7%        0.6%        0.5%
         more than 6% but less that 12%      0.6%        0.5%        0.4%
         more than 12%                       0.5%        0.4%        0.3%

The maximum fee possible, assuming maximum performance, is 0.9% of the first $50 million of average net assets, 0.8% of the next $350 million, and 0.7% of the excess over $400 million. The smallest fee possible, assuming poorest performance, is 0.5% of the first $50 million of average net assets, 0.4% of the next $350 million, and 0.3% of the excess over $400 million. The basic fee may be increased or decreased, in accordance with the foregoing formula, during a particular year despite the fact that (1) there may be no change in the Index, if there is an increase or decrease in the net asset value per share of the Large-Cap Fund of at least 6%, or (2) there may be no change in the net asset value per share of the Large-Cap Fund, if there is an increase or decrease in the Index of at least 6%. The Large-Cap Fund's average net assets is the sum of the net assets exclusive of any accrued performance bonus or penalty at the beginning and end of each month of the fiscal year, divided by twenty-four. In partial payment of amounts so accrued, the Adviser is entitled to receive quarterly installments of 1/10 of 1% of average net assets toward the annual fee, subject to the foregoing expense limitation applied on a quarterly basis; the excess, if any, of the annual fee over the quarterly installments is payable annually, within thirty days after receipt of the Accountant's Report for the Large-Cap Fund's fiscal year.

For both the Asset Allocation Fund and the Large-Cap Fund, the Adviser is required to reimburse the Fund for any excess of annual operating and management expenses, exclusive of taxes and interest but including the Adviser's compensation, over 1-1/2% of the first $30,000,000 of the Fund's average net assets plus 1% of average net assets in excess of $30,000,000 for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly.

SMALL-CAP AND UTILITY FUNDS

The Advisory Contract for the Small-Cap Fund and the Utility Fund requires payment of a monthly fee to the Adviser equal to 1/12th of the sum of the products obtained by multiplying (i) the average daily net assets of each Fund not in excess of $50,000,000 by 0.7%; the average daily net assets of the applicable Fund in excess of $50,000,00 but not in excess of $200,000,000 by 0.6%; and the average daily net assets of the applicable Fund in excess of $200,000,000 by 0.5%. For purposes of these calculations, daily net assets of each Fund are averaged for each calendar month.

MARKET NEUTRAL FUND

The Advisory Contract for the Market Neutral Fund requires payment of a fee to the Adviser at the annual rate of 1.0% of the average daily net assets of this Fund, calculated and paid on a monthly basis.

OPPORTUNITIES FUND

The Advisory Contract for the Opportunities Fund requires payment of a basic fee to the Adviser of 0.9% per annum, subject to increase or decrease (performance bonus or penalty) depending on the Opportunities Fund's investment performance compared with the investment record of the S&P 500 Index. Investment performance of the Fund means the sum of the change in its net asset value during the fiscal year, expressed as a percentage of net asset value per share at the beginning of the fiscal year. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains by the Fund, dividends paid by the Fund out of its investment income, and all cash distributions of the companies whose stocks comprise the S&P 500 Index, are treated as reinvested.

               FEE SCHEDULE FOR OPPORTUNITIES FUND
            IF THE OPPORTUNITIES FUND'S
            PERFORMANCE EXCEEDS THE               BASIC FEE IS
            INDEX BY:                             INCREASED BY
            ---------                             ------------
            less than 6%                              0.0%
                  more than 6% but less than 12%      0.1%
                  more than 12%                       0.2%

            IF THE OPPORTUNITIES FUND'S
            PERFORMANCE FALLS BELOW THE           BASIC FEE IS
            INDEX BY:                             DECREASED BY
            ---------                             ------------
            less than 6%                              0.0%
                  more than 6% but less than 12%      0.1%
                  more than 12%                       0.2%

The maximum fee possible, assuming maximum performance, is 1.1% of average net assets, while the lowest fee possible, assuming poorest performance, is 0.7% of average net assets. The basic fee may be increased or decreased, in accordance with the foregoing formula, during a particular year despite the fact that (1) there may be no change in the Index, if there is an increase or decrease in the net asset value per share of the Opportunities Fund of more than 6%, or (2) there may be no change in the net asset value per share of the Opportunities Fund, if there is an increase or decrease in the Index of more than 6%. The Fund's average net assets is the sum of the net assets exclusive of any accrued performance bonus or penalty at the beginning and end of each month of the fiscal year, divided by twenty-four. In partial payment of amounts so accrued, the Adviser is entitled to receive quarterly installments of 0.1% of average net assets toward the annual fee; the excess, if any, of the annual fee over the quarterly installments is payable annually, within thirty days after receipt of the Accountant's Report for the Opportunities Fund's fiscal year.

GOVERNMENT MONEY MARKET FUND

The Advisory Contract for the Government Money Market Fund requires payment of a fee to the Adviser that is computed daily and payable monthly at the annual rate of 0.15% of the Government Money Market Fund's average daily net assets.


EXPENSE REIMBURSEMENT AND FEE WAIVERS

Under each Advisory Contract for the Small-Cap, Utility, Market Neutral and Government Money Market Funds, the Adviser is required to reimburse each Fund for any excess of annual operating and management expenses relating to each Fund, exclusive of taxes and interest but including the Adviser's compensation, over the most stringent expense limitation imposed by state law or regulation for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly. No expense reimbursement has been required of the Adviser for these years for the Funds shown.

The following table summarizes the advisory fees paid by the Funds during the fiscal years ended June 30, 2000, 1999 and 1998, before deducting any fee waivers or expense reimbursements noted in the footnotes.

                                                            FISCAL YEAR ENDED JUNE 30,
                                                     ----------------------------------------
      FUND NAME                                         2000           1999           1998
      ---------                                         ----           ----           ----
      Lindner Asset Allocation Fund                  $3,286,518     $5,949,294     $9,220,306
      Lindner Large-Cap Fund <F1>                     2,336,767      2,270,334      4,500,581
      Lindner Small-Cap Fund                            209,334        284,515        315,917
      Lindner Utility Fund                              244,769        209,232        313,257
      Lindner Market Neutral Fund                       178,317        242,692        443,278
      Lindner Opportunities Fund                         12,250<F2>        n/a            n/a
      Lindner Government Money Market Fund               65,825         72,541         61,946

     ---------
     <F1> For the fiscal years ended June 30, 2000 and 1999, the performance index used to calculate the advisory fee payable to the Adviser by the Large-Cap Fund was the Russell 2000 Composite Index. For the fiscal year ended June 30, 1998, the performance index used to calculate such advisory fee was the S&P 500 Index. Also, during fiscal years 1999 and 1998, the Adviser's fee was reduced by a performance penalty of $1,213,486 and $2,700,692, respectively.
     <F2> October 11, 1999 to June 30, 2000; before fee waiver of
          $12,250.

SUBADVISER (GOVERNMENT MONEY MARKET FUND)

The Adviser has entered into a Subadvisory Agreement with Firstar Bank, N.A. (the "Subadviser"), a national banking association. Under the Subadvisory Agreement, it is the responsibility of the Subadviser to make investment decisions for the Government Money Market Fund and to place the purchase and sale orders for the portfolio transactions of that fund, subject to the supervision of the Adviser and the Board of Trustees of the Trust. As compensation for these services, the Adviser pays a fee to the Subadviser that is computed daily and payable monthly, at an annual rate of 0.10% of the first $250,000,000 of the Fund's average net assets and at an annual rate of 0.08% of the Government Money Market Fund's assets in excess of $250,000,000. The Subadviser was founded in 1853 and is the largest bank and trust organization of Firstar Corporation. Firstar Bank's experience in trust administration, investments and estate planning makes it one of the leading trust institutions in Ohio. Firstar Bank has managed common trust funds since 1957. As of June 30, 2000, Firstar Bank also managed 52 mutual funds having a market value in excess of $16 billion, including 11 money market funds with assets in excess of $9 billion. As a part of its regular banking operations, Firstar Bank may make loans to public companies. Thus, it may be possible from time to time for the Fund to hold or acquire securities of companies that are also borrowing clients of Firstar Bank. Both the Adviser and the Subadviser believe that any such relationship will not be a factor in the selection of portfolio securities for the Government Money Market Fund. The Subadviser's business address is 425 Walnut Street, Cincinnati, Ohio 45202.

TRANSFER AGENT

Pursuant to the Agency Agreements, Lindner Management maintains shareholder records and keeps such accounts, books, records, or other documents as the Funds are required to keep under federal or state laws. Lindner Management also acts as stock registrar and dividend disbursing agent, issues and redeems the Funds' shares, mails the Funds' prospectuses and proxy statements to the Funds' shareholders, and disburses dividend payments. Effective December 1, 1998, as compensation for these services, Lindner Management is paid a fee of $11.00 per shareholder account per year for each Fund other than the Government Money Market Fund, and is paid a fee of $10.00 per shareholder account per year in the case of the Government Money Market Fund. These agreements permit Lindner Management to engage the services of sub-agents that may be required to facilitate the distribution of shares and record keeping for shareholder accounts maintained in "street name" with brokers, and Lindner Management has entered into a sub-transfer agency agreement with State Street Bank and Trust Company for such services. The fees and expenses of State Street Bank and Trust Company are paid by the Trust. The following table summarizes the fees paid by the Funds under the Agency Agreement during the fiscal years ended June 30, 2000, 1999 and 1998, except as noted:


                                                             FISCAL YEAR ENDED JUNE 30,
                                                       --------------------------------------
      FUND NAME                                          2000           1999           1998
      ---------                                          ----           ----           ----
      Lindner Asset Allocation Fund                    $293,895       $432,741       $534,860
      Lindner Large-Cap Fund                            204,626        287,094        398,720
      Lindner Small-Cap Fund                             18,035         24,373         19,377
      Lindner Utility Fund                               17,981         17,447         20,962
      Lindner Market Neutral Fund                         1,013         14,179         18,668
      Lindner Opportunities Fund                         10,263<F1>        n/a            n/a
      Lindner Government Money Market Fund               11,112         15,575         11,899

     ---------

     <F1> October 11, 1999 to June 30, 2000.


ADMINISTRATOR


Lindner Management is the administrator of the Opportunities Fund and Government Money Market Fund and as such it administers those Funds' corporate affairs. The Administrative Services Agreement for the Government Money Market Fund provides for compensation to Lindner Management equal to 0.20% per year of the Fund's average daily net assets. Under the Administration Agreement relating to the Opportunities Fund, Lindner Management provides the Fund with office facilities and personnel, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. Lindner Management also assists in the preparation of reports to shareholders, prepares proxy statements, makes filings with the Securities and Exchange Commission and state securities authorities and performs certain budgeting and financial reporting and compliance monitoring activities. For these administrative services, the Fund pays Lindner Management an administration fee equal to 0.15% per year of the Fund's average daily net assets.

The following table summarizes the administrative fees paid by the Opportunities Fund and the Government Money Market Fund to Lindner Management during the fiscal years ended June 30, 2000, 1999 and 1998, before deducting any fee waivers or expense reimbursements noted in the footnotes.

                                                            FISCAL YEAR ENDED JUNE 30,
                                                            --------------------------
      FUND NAME                                       2000               1999           1998
      ---------                                       ----               ----           ----
      Lindner Opportunities Fund                     $2,042<F1>          n/a            n/a
      Lindner Government Money Market Fund           87,766<F2>        $86,008        $76,421

     -------------
     <F1> October 11, 1999 to June 30, 2000; before fee waiver of $678.
     <F2> Before fee waiver of $3,292.


Each of the Government Money Market Fund and Opportunities Fund pays all of its other costs and expenses including interest, taxes, fees of Trustees who are not interested persons of the Trust, administrative expenses related directly to the issuance and redemption of shares (such as expenses of registering or qualifying shares for sale, charges of custodians, transfer agents and registrars), costs of printing and mailing reports and notices to shareholders, charges for auditing services and legal services, and other fees and commissions of every kind not expressly assumed by Lindner Management as the administrator.

Each of the Advisory Contracts, Agency Agreements and the Administration Agreements may be terminated by the Funds or Lindner Management upon 60 days' notice, and that may be terminated immediately by the Trust for cause, as defined in each Agreement. Each Agreement also provides that after an initial two-year period, it will automatically terminate if it
(1) is not approved by a majority of the Trust's trustees and a majority of the Trust's disinterested trustees upon the annual renewal date of the Agreement, or (2) is assigned in whole or in part by Lindner Management. If any Agreement is terminated for either of the foregoing reasons, the Trust will enter into a similar arrangement with an unrelated party upon such terms and conditions as can be obtained at that time.

DISTRIBUTION AND SERVICE PLAN

THIS SECTION RELATES ONLY TO THE INSTITUTIONAL SHARES OF EACH FUND OTHER THAN THE GOVERNMENT MONEY MARKET FUND AND OPPORTUNITIES FUND. With respect to the Institutional Shares of each Fund, the Trust has adopted a Distribution and Service Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. The Distribution Plan provides that Institutional Shares of a Fund may incur certain expenses that may not exceed a maximum amount equal to 0.25% of the average daily net asset value of the Institutional Shares for any fiscal year occurring after the adoption of the Distribution Plan. The Distribution Plan further provides that a Fund may pay such amount to Lindner Management on behalf of Institutional Shares distributed by or through broker-dealers, financial institutions and other organizations which have entered into written agreements with the Trust or Lindner Management in order to enable Lindner Management to pay to such other organizations a maintenance, service or other fee, at such intervals as Lindner Management may determine. Such payments will be made to such other organizations for continuing services to their clients or to the beneficial owners of Institutional Shares based on the average daily net asset value of Institutional Shares held in such accounts remaining outstanding on the books of a Fund for specified periods. The disposition of monies pursuant to the Distribution Plan will be reviewed by the Board of Trustees of the Trust on a quarterly basis, to assure that the amounts paid and the purposes for which they are paid, comply with the provisions of the Distribution Plan and Rule 12b-1.

The services under the Distribution Plan may include assistance in advertising and marketing of Institutional Shares, aggregating and processing purchase, exchange and redemption requests for Institutional Shares, maintaining account records, issuing confirmations of transactions and providing sub-accounting and sub-transfer agent services with respect to Institutional Shares.

While the Distribution Plan is in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees") is committed to the discretion of the Independent Trustees then in office.

The Distribution Plan was approved by the Board of Trustees (and by the Independent Trustees), and by the shareholder owning all of the Institutional Shares of each Fund in January and February 1996. The Distribution Plan may be continued annually if approved by majority vote of the Trustees, and by majority vote of the Independent Trustees, cast in person at a meeting held for such purpose. The most recent approval of the continuation of the Distribution Plan was in July 2000. The Distribution Plan may not be amended to increase materially the amount of distribution fees permitted to be paid thereunder without being first approved by a majority vote of the holders of all Institutional Shares of each Fund. The Distribution Plan may be terminated with respect to any or all Funds at any time by a majority vote of the Independent Trustees or by a majority vote of the holders of Institutional Shares of the affected Fund. The following table summarizes the fees paid by Institutional Shares of each Fund under the Distribution Plan during the fiscal years ended June 30, 2000, 1999 and 1998.


                                                              FISCAL YEAR ENDED JUNE 30,
                                                              --------------------------
      FUND NAME                                           2000           1999           1998
      ---------                                           ----           ----           ----
      Lindner Asset Allocation Fund                      $5,835         $6,156         $6,211
      Lindner Large-Cap Fund                                451            646          1,741
      Lindner Small-Cap Fund                              4,115          1,349            469
      Lindner Utility Fund                                    9              5             82
      Lindner Market Neutral Fund                             0              0            400

All of the fees paid by Institutional Shares of these Funds during the years shown were paid to compensate broker-dealers and their sales personnel for sales of Institutional Shares.

CUSTODIAN AND INDEPENDENT AUDITORS


Firstar Bank, N.A. ("Firstar Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of all cash and domestic securities of the Funds. Firstar Bank receives a monthly fee based on monthly average net assets of all Funds, which fee is allocated among the Funds on the basis of their net asset values. The Trust has an arrangement whereby custodian expenses are reduced by maintaining compensating balances with Firstar Bank. For the fiscal year ended June 30, 2000, custodial fees for each Fund were reduced by the following amounts due to this arrangement: Lindner Asset Allocation Fund--$28,875; Lindner Large-Cap Fund--$18,075; Lindner Small-Cap Fund--$1,436; Lindner Utility Fund-- $1,760; Lindner Market Neutral Fund--$886; Lindner Opportunities Fund-- $69; and Lindner Government Money Market Fund--$2,097.


Deloitte & Touche LLP, independent auditors, One City Centre, St. Louis, Missouri 63101, audits the Funds' annual financial statements.

                          BROKERAGE ALLOCATION

Placement of the Funds' orders to buy and sell portfolio securities are the responsibility of the Adviser. Such decisions are made for the Adviser by its Vice Chairman and Chief Operating Officer and its trading department. In the allocation of such orders and the resulting commissions, the following factors are considered:

     * The Adviser's past experience, in dealing with various brokers, of attaining the Funds' objectives of good execution at the most favorable price;
     * The services furnished by the broker in providing price quotations;
     * The allocation to the Funds of desired underwritten securities;
     * The part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention and providing information, research and analysis with respect thereto;
     * Assistance in the sale of Fund shares, provided that execution of orders is satisfactory and that commission rates are competitive with those available from other brokers; and
     *    Commission rates (see discussion below).

It is the policy of each Fund to secure, consistent with good execution, the highest possible price on sales and the lowest possible price on purchases of securities. Since brokers are compensated through commissions for services described above and since commissions may be paid at varying rates, sales even at the highest possible price may not yield the maximum possible net proceeds and purchases even at the lowest possible price may not be made at the lowest possible overall cost.

As permitted by section 28(e) of the Securities Exchange Act of 1934, commissions paid to brokers for effecting securities transactions may exceed the commission which another broker would have charged for effecting such transactions, if the Adviser has determined in good faith that such charges are reasonable in view of quotation or research services provided by such broker. Research services that may be provided to the Funds by a broker include calling attention to a stock and providing information about the operations of companies over and above that published in investment manuals. The receipt of quotation services from a broker relieves the Adviser of certain expenses which it would otherwise incur. Any information and analysis received from brokers supplements the Adviser's activities and facilities, but does not reduce its expenses. Advice provided by brokers may be used by the Adviser is servicing clients other than the Fund.

The Funds and their Adviser do not consider their facilities to be adequate for the conduct of over-the-counter trading and believe that better execution can usually be obtained through utilization of brokers rather than direct dealing with primary market makers. Thus, except for those instances in which the Funds deal directly with a primary market maker, the Funds pay both the dealer's mark-up or mark-down and the broker's commission. This practice has resulted and will continue to result in greater costs to the Funds.

During the fiscal year ended June 30, 2000, the total brokerage commissions paid by the Funds to brokers and dealers because of research services provided are summarized below:


                                                    COMMISSIONS
      FUND NAME                                         PAID                    TRANSACTIONS
      ---------                                         ----                    ------------
      Lindner Asset Allocation Fund                  $1,402,225                $1,149,381,087
      Lindner Large-Cap Fund                          1,345,806                   859,685,294
      Lindner Small-Cap Fund                            154,774                    83,703,971
      Lindner Utility Fund                               63,742                    46,671,857
      Lindner Market Neutral Fund                       456,593                   501,208,645
      Lindner Opportunities Fund                         18,954                    24,343,758
      Lindner Government Money Market Fund                    0                           n/a

The following table lists the total amount of brokerage commissions paid by each Fund during each of the last three fiscal years ended June 30, 2000:

                                                            FISCAL YEAR ENDED JUNE 30,
                                                     ----------------------------------------
      FUND NAME                                         2000           1999           1998
      ---------                                         ----           ----           ----
      Lindner Asset Allocation Fund                  $1,458,875     $1,394,388     $3,300,117
      Lindner Large-Cap Fund                          1,348,116      2,494,626      3,505,598
      Lindner Small-Cap Fund                            154,774        204,865         93,125
      Lindner Utility Fund                               64,650        158,282        160,053
      Lindner Market Neutral Fund                       456,593        178,287        270,049
      Lindner Opportunities Fund                         18,454            n/a            n/a
      Lindner Government Money Market Fund                    0              0              0

Certain of the Funds have paid brokerage commissions to a Bemos Investments Advisers, LLC ("Bemos"), a broker that is an affiliated person of Doug T. Valassis, the Chairman of the Trust. Mr. Valassis controls certain investment entities that own 85% of the voting securities of Bemos. The following table sets for the amount of brokerage commissions paid to Bemos during each of the last three fiscal years ended June 30, 2000, the percentage of that Fund's total brokerage commissions paid to all brokers during such fiscal years and the percentage of that Fund's total dollar amount of securities transactions involving the payment of commissions effected through Bemos during such fiscal years:

                                                              FISCAL YEAR ENDED JUNE 30,
                                                        -------------------------------------
      FUND NAME                                           2000            1999           1998
      ---------                                           ----            ----           ----
      Lindner Large-Cap Fund
         Brokerage commissions paid                     $13,926           None           None
         Percentage of total commissions paid             1.04%            -0-            -0-
         Percentage of total amount of securities
            transactions                                  0.77%            -0-            -0-
      Lindner Small-Cap Fund
         Brokerage commissions paid                     $ 6,991           None           None
         Percentage of total commissions paid             4.54%            -0-            -0-
         Percentage of total amount of securities
            transactions                                  1.90%            -0-            -0-
      Lindner Market Neutral Fund
         Brokerage commissions paid                     $   600           None           None
         Percentage of total commissions paid             0.13%            -0-            -0-
         Percentage of total amount of securities
            transactions                                  0.07%            -0-            -0-

The proportionate percentage of aggregate commissions paid by the Small-Cap Fund to Bemos during the fiscal year ended June 30, 2000, was materially higher than the percentage of aggregate trading volume of the Small-Cap Fund because the four trades handled by Bemos involved lower-priced stocks and the commissions on those trades were a higher percentage of the value of each trade.


           PURCHASE, REDEMPTION AND PRICING OF SECURITIES

As stated in the Prospectus, the Adviser determines the current net asset value of each Fund at the close of trading on each business day on which at least one of the following markets is open: New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. The per share net asset value of each Class of shares of each Fund is calculated by dividing the value of each Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses allocable to that Class (including accrued distribution and service fees payable by the Institutional Shares) by the total number of shares of the particular Class outstanding.


Set forth below is a specimen price make-up sheet showing, as of June 30, 2000, the computation of total offering price per share of Investor Shares and Institutional Shares of each Fund, using the basis set forth in the Prospectus for valuation of such Fund's portfolio securities and other assets.

                                SPECIMEN PRICE MAKE-UP SHEET -- JUNE 30, 2000

                                        ASSET ALLOCATION   LARGE-CAP      SMALL-CAP       UTILITY
                                              FUND           FUND            FUND           FUND
                                              ----           ----            ----           ----
Securities at market                      $445,489,960   $367,733,548    $29,306,643    $45,092,047
Cash and other assets, including
      accrued income                         3,244,749      3,716,934        206,777        140,125
                                          ------------   ------------    -----------    -----------
Total assets                               451,059,559    371,450,482     29,513,420     45,232,172
Liabilities, including accrued expenses      2,343,478     29,090,650        206,882      3,023,241
                                          ------------   ------------    -----------    -----------
   Net assets                             $448,716,081   $342,359,832    $29,306,538    $42,208,931
                                          ============   ============    ===========    ===========

Net asset value--
Investor shares:
   Net assets                             $448,466,086   $342,178,515    $27,359,761    $42,178,245
   Number of shares outstanding             21,213,947     20,836,728      2,970,620      2,215,748
   Per share                                    $21.14         $16.42          $9.21         $19.04
Institutional shares:
   Net assets                                 $249,995       $181,317     $1,946,777        $30,686
   Number of shares outstanding                 11,862         11,133        212,171          1,594
   Per share                                    $21.08         $16.29          $9.18         $19.25

                                                                         GOVERNMENT
                                         MARKET NEUTRAL  OPPORTUNITIES      MONEY
                                               FUND           FUND       MARKET FUND
                                               ----           ----       -----------
Securities at market                       $20,516,354     $2,241,643    $37,800,970
Cash and other assets, including
      accrued income                        16,167,824         78,968        453,067
                                           -----------     ----------    -----------
Total assets                                36,684,178      2,320,611     38,254,037
Liabilities, including accrued expenses     15,011,155          2,363        131,811
                                           -----------     ----------    -----------
   Net assets                              $21,673,023     $2,318,248    $38,122,226
                                           ===========     ==========    ===========

Net asset value--
Investor shares:
   Net assets                              $21,672,868     $2,318,248    $38,122,226
   Number of shares outstanding              3,284,411        168,123     38,122,226
   Per share                                     $6.60         $13.79          $1.00
Institutional shares:
   Net assets                                     $155            n/a            n/a
   Number of shares outstanding                     22            n/a            n/a
   Per share                                     $7.03            n/a            n/a


ALL FUNDS OTHER THAN GOVERNMENT MONEY MARKET FUND

Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Fair value in such instances will be determined in good faith by the Adviser in accordance with procedures and policies approved by the Board of Trustees of Lindner Investments, based upon such factors as are deemed relevant by the Adviser under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Shares are offered to the public at the price set forth in the Prospectus, pursuant to written application as specified in the Prospectus (see "Purchase of Shares and Shareholder Inquiries"). In the event that the Funds issue their shares in exchange for other securities, such other securities will meet the applicable Fund's investment objectives and policies, will be acquired for investment and will be liquid securities (i.e., not restricted as to transfer by law or liquidity of market) that have a readily ascertainable market value.

GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund values its investment securities based upon their amortized cost in accordance with Rule 2a-7 of the Securities and Exchange Commission under the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for the Fund.

Pursuant to Rule 2a-7, the Fund is required to maintain a dollar-weighted average Fund maturity of 90 days or less, to purchase securities having remaining maturities of 397 days or less only, to invest only in securities determined by the Trustees to present minimal credit risks and to invest only in securities which are "eligible securities" as defined in Rule 2a-7. Because the Government Money Market Fund utilizes the procedures specified in Rule 2a-7 to determine the maturity of its investments, further revision of Rule 2a-7 or pronouncements clarifying or interpreting the scope of its application may affect this fund's method for determining maturity of its investments.

The Trustees have established procedures designated to stabilize, to the extent reasonably possible, the Government Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include review of the investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If the deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective actions as are necessary and appropriate. These actions may include selling investment securities prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, splitting, combining, or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.

                   ADDITIONAL PERFORMANCE INFORMATION

ALL FUNDS OTHER THAN GOVERNMENT MONEY MARKET FUND

The Funds may from time to time include their "average annual total return" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment in the applicable Fund over a stated period of time. Each Fund will compute average annual total return using the following formula:
                        P(1+T)n = ERV
        where:
        P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years (as a power)
        ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period at the end of the 1, 5 or 10 year period

In making the above-described computation, each Fund will assume that all dividends and capital gains distributions by the Fund are reinvested at the Fund's net asset value per share on the reinvestment date. The Funds do not have sales loads payable by all shareholders that could affect their calculations of average annual total return.

The total return for Investor Shares and Institutional Shares of each Fund (or its predecessor), other than the Government Money Market Fund, is provided in the table below, computed for the periods shown.


                                         INVESTOR SHARES
                                  AVERAGE ANNUAL TOTAL RETURN--
                                 FISCAL YEAR ENDED JUNE 30, 2000
                                 -------------------------------
                                                                                           SINCE
      FUND NAME                                 1 YEAR        5 YEARS        10 YEARS    INCEPTION
      ---------                                 ------        -------        --------    ---------
      Lindner Asset Allocation Fund             -5.48%          5.28%          9.02%        n/a
      Lindner Large-Cap Fund                     8.61%          5.93%          7.67%        n/a
      Lindner Small-Cap Fund                    16.26%         16.07%           n/a         13.88%<F1>
      Lindner Utility Fund                      32.49%         20.80%           n/a         16.89%<F2>
      Lindner Opportunities Fund                  n/a            n/a            n/a         15.19%<F3>
      Lindner Market Neutral Fund               19.26%          2.41%           n/a          2.28%<F4>

   ---------
   <F1> For the period January 24, 1994 to June 30, 2000
   <F2> For the period October 4, 1993 to June 30, 2000
   <F3> For the period October 11, 1999 to June 30, 2000
   <F4> For the period February 11, 1994 to June 30, 2000

                                      INSTITUTIONAL SHARES
                                  AVERAGE ANNUAL TOTAL RETURN--
                                 FISCAL YEAR ENDED JUNE 30, 2000
                                 -------------------------------
                                                                                              SINCE
      FUND NAME                                 1 YEAR          5 YEARS       10 YEARS      INCEPTION
      ---------                                 ------          -------       --------      ---------
      Lindner Asset Allocation Fund             -5.93%            n/a            n/a        2.77%<F1>
      Lindner Large-Cap Fund                     8.55%            n/a            n/a        1.90%<F2>
      Lindner Small-Cap Fund                    16.12%            n/a            n/a       14.02%<F3>
      Lindner Utility Fund                      32.29%            n/a            n/a       18.88%<F4>
      Lindner Market Neutral Fund               19.00%            n/a            n/a       -2.21%<F5>

     ---------
     <F1> For the period July 9, 1996 to June 30, 2000
     <F2> For the period July 12, 1996 to June 30, 2000
     <F3> For the period November 1, 1996 to June 30, 2000
     <F4> For the period October 31, 1996 to June 30, 2000
     <F5> For the period October 11, 1999 to June 30, 2000
     <F6> For the period July 9, 1996 to June 30, 2000


Average annual total return is an historical measure of performance and is not necessarily indicative of a Fund's future performance. Such measurement will vary from time to time depending upon numerous factors, including without limitation market conditions, the composition of each Fund's portfolio and operating expenses. These factors should be considered when evaluating each Fund's performance.

GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund's yield is based on historical earnings and will fluctuate and should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of kind and quality of the instruments held in the Fund, maturity of its investments, operating expenses, and market conditions. The fees which may be imposed by institutions or other financial intermediaries on their customers for cash management and other services are not reflected in the Government Money Market Fund's calculations of yield.

The Government Money Market Fund's standard yield quotations as they appear in advertising and sales materials, and as disclosed in the Prospectus, are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a recent seven-day period and computed as follows: average daily net investment income per share during the seven-day period is divided by the average daily price per share (expected to remain constant at $1.00) during the period. The result is then multiplied by 365 with the resulting annualized yield figure carried to the nearest one-hundredth of one percent.

"Effective Yield" is computed in the same manner except that when annualized, the income earned is assumed to be reinvested, thus resulting in a higher return because of the compounding effect. The Government Money Market Fund's average daily net investment income for this purpose consists of accrued income on investment securities, plus or minus amortized purchase discount or premium, less accrued expenses. Realized capital gains or losses and unrealized appreciation or depreciation of the

Fund's investment securities are not included in the calculation. Any fee charged to all shareholder accounts, such as a fixed monthly shareholder service fee, will be included in the accrued expenses of the Government Money Market Fund (the Fund does not currently expect to charge such fees), and the average price per share of the Government Money Market Fund will include any changes in net asset value during the seven-day period.

Because the Government Money Market Fund values its investments on an amortized cost basis, it does not believe that there is likely to be any material difference between net income for dividend and standardized yield quotation purposes. The yield on the Government Money Market Fund will fluctuate daily as the income earned on its investments changes at certain times. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The yield should not be compared to other open-end investment companies, or to bank time deposits and other debt securities which provide for a fixed yield for a given period of time and which may have a different method of computation.


The yield on the Government Money Market Fund based on the seven days ended on June 30, 2000 was 6.03%, while the effective yield during the same period was 6.21%.


                          FINANCIAL STATEMENTS

The report of Deloitte & Touche LLP, independent auditors, and the audited financial statements of each series of Lindner Investments, which are contained in the Lindner Investments Annual Report to Shareholders for the period ended June 30, 2000, previously sent to shareholders of each Fund and filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Statement of Additional Information. Lindner Investments will furnish copies of such Annual Report to Shareholders, without charge, upon request made to the Secretary of Lindner Investments, 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105 (telephone: 800-995-7777).

                         CERTAIN OTHER MATTERS

LIABILITY OF TRUSTEES AND OTHERS

The Declaration of Trust provides that the Trustees, officers, employees, and agents of the Trust will not be liable to the Trust, to any Fund or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

TAXATION OF THE TRUST


The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code of 1986, as amended.

DESCRIPTION OF SERIES AND SHARES

The Trust was organized under Massachusetts law on July 20, 1993 pursuant to a Declaration of Trust that permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to create an unlimited number of series of shares and an unlimited number of classes of shares within any particular series of shares. The proceeds from the sale of each series of shares will be invested in a separate portfolio of securities.

All shares have equal voting rights, except that only shares of a particular series are entitled to vote on matters concerning only that series. Each issued and outstanding share is entitled to one vote, to participate equally in dividends and distributions declared by the respective series, and, upon liquidation or dissolution, to share in the net assets of such series remaining after satisfaction of outstanding liabilities. In the event a series should be unable to meet its obligations, the remaining series would assume the unsatisfied obligations of that series. All shares issued and outstanding are fully paid and nonassessable by the Trust. The Trust is not required to issue share certificates.

The shares of each series have no preference, preemptive, conversion or similar rights. In the event the Trustees create one or more additional series, shareholders may be given the right to exchange shares of one fund for shares of such other series.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of that Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by the matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of the class. Under the Rule, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a class of shares only if approved by a majority of the outstanding voting securities of such class. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to class.

As permitted by Massachusetts law, the Trustees may determine not to hold shareholders meetings for the election of Trustees, subject, however, to the requirement that a special meeting of shareholders be called for the purpose of electing Trustees within 60 days if at any time less than a majority of the current Trustees have been elected by shareholders of the Trust. Because shares do not have cumulative voting rights, 50% of the voting shares can, if they choose, elect all Trustees being selected while the holders of the remaining shares would be unable to elect any Trustees. The Trustees will call a special meeting of shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if shareholders of record of 10% or more of the Trust's outstanding shares make a written request so to do. Any ten or more shareholders who have been shareholders for more than six months and who hold in the aggregate the lesser of 1% of the outstanding shares or shares with a net asset value of $25,000 may advise the Trustees that they wish to communicate with other shareholders for the purpose of obtaining signatures requesting Trustees to call such a meeting. The Trustees must thereupon afford access to the list of Fund shareholders or offer to mail such solicitations at the shareholder's cost. If a majority of the Trustees object to the contents of the solicitation, the Trustees may request a determination of the Securities and Exchange Commission as to the obligation to mail such material.

Any change in the Declaration of Trust, the Advisory Contracts, the Administration Agreements, or the Agency Agreements, if it has the effect of increasing costs, or in the fundamental investment restrictions of a Fund must be approved by a majority of the shareholders of that Fund before it can become effective. A "majority" means the vote of the lesser of (1) 67% of the shares of the applicable Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund.

REGISTRATION STATEMENT

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration
Statement, including such omitted items, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. In addition, the SEC maintains an Internet Web site that contains reports, proxy and information statements that are filed electronically with the SEC, including the Trust's Registration
Statement and such omitted items. The address of this site is http://www.sec.gov.

Statements contained in the Prospectus and herein as to the contents of any contact or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                 APPENDIX--DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES, A DIVISION OF THE MCGRAW-HILL
COMPANIES, INC. ("S&P")
BOND RATING DEFINITIONS

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATING DEFINITIONS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                                 PART C
                           OTHER INFORMATION

ITEM 23.  EXHIBITS.
(a)  Declaration of Trust, dated July 19, 1993 (previously filed as
     Exhibit 1 to Post-Effective Amendment No. 7 and incorporated herein by reference)
(b) Bylaws (previously filed as Exhibit 2 to Post-Effective Amendment No. 7 and incorporated herein by reference)
(c) Third Amended Certificate of Designation of Series and Classes of Shares (previously filed as Exhibit (c) to Post-Effective Amendment No. 22 and incorporated herein by reference)
(d) (1) Advisory and Service Contract, dated as of September 23, 1993, between the Registrant and Lindner Asset Management, Inc. relating to the Lindner Utility Fund and the Lindner Small-Cap Fund (previously filed as Exhibit 5(a) to Post-Effective Amendment No. 7 and incorporated herein by reference)
     (2) Advisory and Service Contract, dated as of September 23, 1993, between the Registrant and Lindner Asset Management, Inc. relating to the Lindner Market Neutral Fund (previously filed as Exhibit 5(b) to Post-Effective Amendment No. 7 and incorporated herein by reference)
     (3) Advisory and Service Contract, effective as of June 28, 1995, between the Registrant and Lindner Asset Management, Inc. relating to the Lindner Asset Allocation Fund (previously filed as Exhibit 5(d) to Post-Effective Amendment No. 7 and incorporated herein by reference)
     (4) Advisory and Service Contract, effective as of June 28, 1995, between the Registrant and Lindner Asset Management, Inc. relating to the Lindner Large-Cap Fund (previously filed as Exhibit 5(e) to Post-Effective Amendment No. 7 and incorporated herein by reference)
     (5) Advisory Agreement, dated as of May 20, 1996, between the Registrant and Lindner Asset Management, Inc., relating to the Lindner Government Money Market Fund (previously filed as Exhibit 5(f) to Post-Effective Amendment No. 11 and incorporated herein by reference)
     (6) Subadvisory Agreement, dated as of May 20, 1996, between Lindner Asset Management, Inc. and Star Bank, N.A. (now known as "Firstar Bank, N.A."), relating to the Lindner Government Money Market Fund (previously filed as Exhibit 5(g) to Post-Effective Amendment No. 11 and incorporated herein by reference)
     (7) Amendment No. 1, effective as of July 1, 1998, to Advisory and Service Contract between the Registrant and Lindner Asset Management, Inc. relating to the Lindner Large-Cap Fund [Exhibit
     (d)(5)] (previously filed as Exhibit (d)(9) to Post-Effective Amendment No. 18 and incorporated herein by reference)
     (8) Advisory Agreement, dated as of July 23, 1999, between the Registrant and Lindner Asset Management, Inc., relating to the Lindner Opportunities Fund (previously filed as Exhibit (d)(10) to Post-Effective Amendment No. 22 and incorporated herein by reference)
(e)  None
(f)  None
(g) Custody Agreement between the Registrant and Star Bank, N.A. (now known as "Firstar Bank, N.A."), dated December 7, 1994 (previously filed as Exhibit 8(a) to Post-Effective Amendment No. 7 and incorporated herein by reference)

(h) (1) Agency Agreement, dated September 23, 1993, between the Registrant and Lindner Asset Management, Inc., as amended on August 18, 1994 (previously filed as Exhibit 9 to Post-Effective Amendment No. 7 and incorporated herein by reference)
     (2) Second Amendment to Agency Agreement [Exhibit (h)(1)], dated as of September 26, 1996 (previously filed as Exhibit 9(b) to Post-Effective Amendment No. 12 and incorporated herein by reference)
     (3) Third Amendment to Agency Agreement [Exhibit (h)(1)], dated as of December 1, 1998 (previously filed as Exhibit h(8) to Post-Effective Amendment No. 18 and incorporated herein by reference)
     (4) Transfer Agency Agreement, dated as of May 20, 1996, between the Registrant and Lindner Asset Management, Inc., relating to the Lindner Government Money Market Fund (previously filed as Exhibit 9(b) to Post-Effective Amendment No. 11 and incorporated herein by reference)
     (5) Sub-Transfer Agency Agreement, dated as of November 1, 1996, between the Registrant and State Street Bank and Trust Company, relating to the Lindner Government Money Market Fund (previously filed as Exhibit 9(e) to Post-Effective Amendment No. 15 and incorporated herein by reference)
     (6) Administrative Services Agreement, dated as of May 20, 1996, between the Registrant and Lindner Asset Management, Inc., relating to the Lindner Government Money Market Fund (previously filed as Exhibit 9(c) to Post-Effective Amendment No. 11 and incorporated herein by reference)
     (7) Transfer Agency Agreement, dated as of July 23, 1999, between the Registrant and Lindner Asset Management, Inc., relating to the Lindner Opportunities Fund (previously filed as Exhibit (h)(9) to Post-Effective Amendment No. 22 and incorporated herein by reference)
     (8) Administration Agreement, dated as of July 23, 1999, between the Registrant and Lindner Asset Management, Inc., relating to the Lindner Opportunities Fund (previously filed as Exhibit (h)(10) to Post-Effective Amendment No. 22 and incorporated herein by reference)

(i) Opinion and consent of Dykema Gossett PLLC, counsel for the Registrant (filed herewith)

(j)  Independent Auditors' Consent (filed herewith)
(k)  None
(l)  None
(m) Distribution and Service Plan pursuant to Rule 12b-1 (previously filed as Exhibit 15 to Post-Effective Amendment No. 8 and incorporated herein by reference)
(n) Lindner Investments Rule 18f-3 Dual-Class Plan (previously filed as Exhibit 18 to Post-Effective Amendment No. 8 and incorporated herein by reference)
(o)  Reserved

(p)  Code of Ethics (filed herewith)

(z)  (1) Power of Attorney for Eric E. Ryback (filed herewith)
     (2) Power of Attorney for Doug T. Valassis (filed herewith)
     (3) Power of Attorney for John R. Elder (filed herewith)
     (4) Power of Attorney for Robert L. Byman (filed herewith)
     (5) Power of Attorney for Terence P. Fitzgerald (filed herewith)
     (6) Power of Attorney for Marc P. Hartstein (filed herewith)
     (7) Power of Attorney for Peter S. Horos (filed herewith)

     (8) Power of Attorney for Donald J. Murphy (filed herewith)
     (9) Power of Attorney for Dennis P. Nash (filed herewith)

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not applicable.

ITEM 25.  INDEMNIFICATION.

     The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

     The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement hereof.

     No indemnification will be provided to a trustee or officer: (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

     The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a persons; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

     Article XIV of the Registrant's Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

     This indemnification will be provided with respect to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS WITH INVESTMENT ADVISOR.


     Information concerning the business, profession, vocation, or employment of a substantial nature during the past two fiscal years of each officer and director of the Adviser that also serves as an officer and/or director of the Registrant (i.e., Messrs. Eric E. Ryback, John R. Elder and Doug T. Valassis) is set forth in Part B of this Registration Statement under the heading "Management of the Trust", and is incorporated herein by reference. The following chart summarizes the business, profession, vocation, or employment of a substantial nature in which each other officer and director of the Adviser is or has been engaged at any time during the past two fiscal years:


                    Position       Business, Profession,
Name                with Adviser   Vocation, or Employment
----                ------------   -----------------------
D. Craig Valassis   Director       Executive Vice President of Franklin Enterprises, Inc., a
                                   private investment firm located at 520 Lake Cook Road,
                                   Suite 380, Lake Forest, Illinois 60045.

Robert Miller       Director       Vice President and Controller of Franklin Enterprises, Inc.

ITEM 27.  PRINCIPAL UNDERWRITERS.

     Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts and records required to be maintained by the Registrant are maintained by the transfer agent, Lindner Asset
Management, Inc., 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

ITEM 29.  MANAGEMENT SERVICES.

     There are no management-related service contracts not discussed in Part A or Part B of this Registration Statement.

ITEM 30.  UNDERTAKINGS.

     Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders, upon request and without charge.

     Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees if requested to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant will stand ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the Investment Company Act of 1940.

                              SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Clayton, and State of Missouri, on the 6th day of October, 2000.

LINDNER INVESTMENTS



By: /S/ JOHN R. ELDER
   -------------------------------
   John R. Elder, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on October 6, 2000.



/S/ DOUG T. VALASSIS    Chairman and Trustee
-----------------------
Doug T. Valassis


         <F**>          President and Trustee (Principal Executive Officer)
-----------------------
Eric E. Ryback


/S/ JOHN R. ELDER       Vice President, Secretary and Treasurer
----------------------- (Principal Financial and Accounting Officer)
John R. Elder


         <F**>          Trustee
-----------------------
Robert L. Byman

         <F**>          Trustee
-----------------------
Terrence P. Fitzgerald

         <F**>          Trustee
-----------------------
Marc P. Hartstein

         <F**>          Trustee
-----------------------
Peter S. Horos

         <F**>          Trustee
-----------------------
Donald J. Murphy

         <F**>          Trustee
-----------------------
Dennis P. Nash

[FN]
<F**>Executed on behalf of the indicated person by the undersigned, pursuant to power of attorney previously filed and incorporated herein by reference.



By: /S/ JOHN R. ELDER
   ---------------------------------
   John R. Elder, Attorney-in-fact

                        EXHIBIT INDEX

Exhibit No. Description
----------- -----------
(i)         Opinion and consent of Counsel to the Registrant
(j)         Independent Auditors' Consent
(p)         Code of Ethics

(z)         (1)  Power of Attorney for Eric E. Ryback
            (2)  Power of Attorney for Doug T. Valassis
            (3)  Power of Attorney for John R. Elder
            (4)  Power of Attorney for Robert L. Byman
            (5)  Power of Attorney for Terence P. Fitzgerald
            (6)  Power of Attorney for Marc P. Hartstein
            (7)  Power of Attorney for Peter S. Horos
            (8)  Power of Attorney for Donald J. Murphy
            (9)  Power of Attorney for Dennis P. Nash